                                                                EXECUTION COPY

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                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                 as Depositor

                                     and

                           WILMINGTON TRUST COMPANY

                               as Owner Trustee

                   ________________________________________

                               TRUST AGREEMENT

                        Dated as of November 29, 2006

                   ________________________________________

                    GMACM HOME EQUITY LOAN TRUST 2006-HE5
                 GMACM Home Equity Loan-Backed Certificates,
                               Series 2006-HE5

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                               TABLE OF CONTENTS

      Section 3.05.  Registration of and Limitations on Transfer and

      Section 3.08.  Access to List of Certificateholders' Names and

      Section 4.04.  No Duties Except as Specified under Specified
                     Documents or in Instructions...........................15
      Section 4.05.  Restrictions...........................................16
      Section 4.06.  Prior Notice to Certificateholders and the
                     Enhancer with Respect to Certain Matters...............16
      Section 4.07.  Action by Certificateholders with Respect to
                     Certain Matters........................................17
      Section 4.08.  Action by Certificateholders with Respect to

      Section 6.06.  Owner Trustee Not Liable for Certificates or

      Section 10.02. Additional Representations and Warranties of the

      Section 11.13. Rights of Enhancer to Exercise Rights of
                     Certificateholders.....................................37

      This trust  agreement,  dated as of November  29, 2006 (as amended  from time to time, the "Trust  Agreement"),  is between  Residential Asset Mortgage
Products,  Inc., a Delaware corporation,  as depositor (the "Depositor"),  and
Wilmington  Trust Company,  a Delaware banking  corporation,  as owner trustee
(the "Owner Trustee").

                                 WITNESSETH:

      WHEREAS,  the Depositor and the Owner Trustee  desire to form a Delaware statutory trust;

      NOW,  THEREFORE,  in  consideration  of  the  mutual  agreements  herein contained, the Depositor and the Owner Trustee agree as follows:

ARTICLE I

                                 Definitions

Section 1.01.     Definitions.  For  all  purposes  of this  Trust  Agreement, except as otherwise  expressly provided herein or unless the context otherwise requires,  capitalized  terms used herein that are not otherwise defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of
November  29,  2006 (the  "Indenture"),  between  GMACM Home Equity Loan Trust
2006-HE5,  as  Issuer,  and The  Bank of New  York  Trust  Company,  N.A.,  as
Indenture  Trustee.  All other  capitalized  terms used herein  shall have the meanings specified herein.

Section 1.02.     Other Definitional Provisions.

(a)   All  terms  defined  in this  Trust  Agreement  shall  have the  defined meanings  when used in any  certificate  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

(b)   As  used  in  this  Trust  Agreement  and in any  certificate  or  other document made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this Trust Agreement or in any such  certificate or other document, and  accounting  terms partly  defined in this Trust  Agreement or in any such certificate  or other  document  to the  extent  not  defined,  shall have the
respective   meanings  given  to  them  under  generally  accepted  accounting principles.  To the extent that the  definitions  of accounting  terms in this
Trust Agreement or in any such  certificate or other document are inconsistent
with  the  meanings  of  such  terms  under  generally   accepted   accounting
principles,  the definitions  contained in this Trust Agreement or in any such certificate or other document shall control.

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust  Agreement  shall refer to this Trust  Agreement  as a whole and not to any  particular  provision of this Trust  Agreement;  Section and Exhibit  references  contained in this Trust  Agreement are  references to
Sections  and  Exhibits  in  or  to  this  Trust  Agreement  unless  otherwise specified;  the term "including"  shall mean "including  without  limitation";
"or" shall include  "and/or";  and the term "proceeds"  shall have the meaning ascribed thereto in the UCC.

(d)   The definitions  contained in this Trust Agreement are applicable to the singular  as well as the plural  forms of such terms and to the  masculine  as well as to the feminine and neuter genders of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                 Organization

Section 2.01.     Name.  The  trust  created  hereby  shall be known as "GMACM
Home Equity Loan Trust  2006-HE5," in which name the Owner Trustee may conduct the business of the Trust,  make and execute  contracts and other  instruments on behalf of the Trust and sue and be sued.

Section 2.02.     Office.  The  office  of the  Trust  shall be in care of the
Owner  Trustee  at the  Corporate  Trust  Office or at such  other  address in
Delaware  as  the  Owner  Trustee  may  designate  by  written  notice  to the
Certificateholders, the Depositor, and the Enhancer.

Section 2.03.     Purposes  and Powers.  The purpose of the Trust is to engage in the following activities:

(i)   to issue  the  Notes  pursuant  to the  Indenture  and the  Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

(ii)  to purchase the Mortgage Loans and to pay the  organizational,  start-up and transactional expenses of the Trust;

(iii) to  assign,  grant,  transfer,  pledge and  convey  the  Mortgage  Loans pursuant  to  the  Indenture  and  to  hold,  manage  and  distribute  to  the
Certificateholders  pursuant to Section 5.01 any portion of the Mortgage Loans released  from the  Lien of,  and  remitted  to the  Trust  pursuant  to,  the
Indenture;

(iv)  to enter into and perform its  obligations  under the Basic Documents to which it is to be a party;

(v)   to engage in those activities,  including entering into agreements, that are  necessary,  suitable or  convenient  to  accomplish  the foregoing or are incidental thereto or connected therewith,  including,  without limitation, to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

(vi)  subject to compliance with the Basic Documents,  to engage in such other activities as may be required in  connection  with  conservation  of the Trust
Estate and the making of distributions to the Securityholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The
Trust  shall not  engage in any  activity  other than in  connection  with the foregoing or other than as required or  authorized  by the terms of this Trust
Agreement or the other Basic Documents  while any Note is outstanding  without the consent of the  Certificateholders  of Certificates  evidencing a majority
of  the   aggregate   Certificate   Percentage   Interest  of  each  Class  of
Certificates,  the  Indenture  Trustee,  the Enhancer and the  Noteholders  of
Notes representing a majority of the aggregate Voting Rights of the Notes.

Section 2.04.     Appointment   of  Owner   Trustee.   The  Depositor   hereby
appoints  the Owner  Trustee as trustee of the Trust  effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial   Capital   Contribution   of   Trust   Estate.   In
consideration  of the delivery by the Owner  Trustee,  on behalf of the Trust, of the  Securities  to the  Depositor or its  designee,  upon the order of the
Depositor,  the Depositor,  as of the Closing Date and  concurrently  with the execution and delivery  hereof,  does hereby  transfer,  assign,  set over and otherwise  convey to the Trust,  without  recourse,  but  subject to the other terms and  provisions  of this Trust  Agreement,  all of the right,  title and interest  of  the  Depositor  in  and  to  the  Trust  Estate.  The  foregoing transfer,  assignment,  set over and conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation of the  Depositor  or any other  Person in  connection  with the Trust  Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

      The Owner Trustee,  on behalf of the Trust,  acknowledges the conveyance to the Trust by the  Depositor,  as of the Closing  Date, of the Trust Estate,
including  all right,  title and interest of the Depositor in and to the Trust
Estate.  Concurrently  with such  conveyance  and in  exchange  therefor,  the
Trust has pledged the Trust Estate to the  Indenture  Trustee and has executed the  Certificates and the Notes and caused them to be duly  authenticated  and delivered.

Section 2.06.     Declaration  of Trust.  The Owner  Trustee  hereby  declares that it  shall  hold  the  Trust  Estate  in trust  upon  and  subject  to the
conditions   set   forth   herein   for   the   use   and   benefit   of   the
Certificateholders,  subject to the  obligations  of the Trust under the Basic
Documents.  It  is  the  intention  of  the  parties  hereto  that  the  Trust constitute a statutory  trust under the Statutory  Trust Statute and that this
Trust Agreement  constitute the governing  instrument of such statutory trust.
Effective  as of the date  hereof,  the Owner  Trustee  shall have all rights, powers and duties set forth  herein and in the  Statutory  Trust  Statute with respect to  accomplishing  the purposes of the Trust.  It is the  intention of the  parties  hereto  that,  solely for  federal,  state and local  income and franchise tax  purposes,  the Trust shall be treated as an entity wholly owned by the Depositor or an affiliate thereof,  with the assets of the entity being the Trust Estate.  It is the further intention of the parties that an election to be treated as a REMIC  ("REMIC I") for federal  income tax purposes be made with respect to the Trust  Estate,  exclusive of the  Pre-Funding  Account and the  Capitalized  Interest  Account,  each of  which  shall be  treated  as an
"outside  reserve fund" for purposes of the REMIC Provisions and that a second election to be treated as a REMIC be made with  respect to the REMIC I Regular
Interests  ("REMIC  II").  The Issuer will provide for the  administration  of the REMICs  pursuant to Article XI of the  Indenture.  The  provisions of this
Trust Agreement shall be interpreted to further such  intentions.  Neither the
Depositor nor any Certificateholder  shall have any personal liability for any
liability  or  obligation  of  the  Trust,  other  than  the   indemnification
obligation provided in Section 7.02 herein.

Section 2.07.     Title to Trust  Property.  Legal  title to the Trust  Estate shall be vested at all times in the Trust as a separate  legal  entity  except where  applicable  law in any  jurisdiction  requires title to any part of the
Trust Estate to be vested in a trustee or trustees,  in which case title shall be deemed to be vested in the Owner  Trustee,  a co-trustee  and/or a separate trustee, as the case may be.

Section 2.08.     Situs of Trust.  The Trust will be located and  administered in the State of Delaware.  All bank  accounts  maintained by the Owner Trustee on behalf of the Trust  shall be located in the State of Delaware or the State of  Minnesota.  The Trust shall not have any employees in any state other than
Delaware;  provided,  however,  that nothing herein shall restrict or prohibit the  Owner  Trustee  from  having  employees  within or  without  the State of
Delaware  or taking  actions  outside the State of Delaware in order to comply with  Section  2.03.  Payments  will be received by the Trust only in Delaware or  Minnesota,  and payments  will be made by the Trust only from  Delaware or
Minnesota.  The  only  office  of the  Trust  will be at the  Corporate  Trust
Office of the Owner Trustee in Delaware.

Section 2.09.     Representations   and  Warranties  of  the  Depositor.   The
Depositor  hereby  represents  and  warrants  to the  Owner  Trustee  and  the
Enhancer that:

(a)   The Depositor is duly  organized  and validly  existing as a corporation in good  standing  under the laws of the  State of  Delaware,  with  power and authority  to  own  its  properties  and  to  conduct  its  business  as  such properties are currently owned and such business is at present conducted.
(b)   The Depositor is duly qualified to do business as a foreign  corporation in good standing and has obtained all necessary  licenses and approvals in all jurisdictions  in which the  ownership or lease of its property or the conduct of its business shall require such  qualifications and in which the failure to so qualify would have a material  adverse effect on the business,  properties, assets or condition  (financial or otherwise) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(c)   The  Depositor  has the power and  authority to execute and deliver this
Trust  Agreement and to carry out its terms;  the Depositor has full power and authority  to sell and  assign the  property  to be sold and  assigned  to and deposited  with the  Trust as part of the  Trust  and the  Depositor  has duly authorized  such sale and assignment and deposit to the Trust by all necessary corporate  action;  and the execution,  delivery and performance of this Trust
Agreement  have  been  duly  authorized  by the  Depositor  by  all  necessary corporate action.

(d)   The  consummation  of  the  transactions   contemplated  by  this  Trust
Agreement  and the  fulfillment  of the  terms  hereof do not  conflict  with, result  in any  material  breach of any of the  terms  and  provisions  of, or constitute  (with or  without  notice  or lapse  of time) a  material  default under,  the  articles  of  incorporation  or bylaws of the  Depositor,  or any material indenture,  agreement or other instrument to which the Depositor is a party or by which it is bound;  nor result in the  creation or  imposition  of any  Lien  upon  any of its  properties  pursuant  to the  terms  of any  such indenture,  agreement or other  instrument  (other than  pursuant to the Basic
Documents);  nor violate any law or, to the best of the Depositor's knowledge, any order,  rule or regulation  applicable to the Depositor of any court or of
any  federal  or  state  regulatory  body,   administrative  agency  or  other
governmental  instrumentality  having  jurisdiction  over the Depositor or its properties.

Section 2.10.     Payment  of Trust  Fees.  The  Owner  Trustee  shall pay the
Trust's fees and expenses  incurred  with  respect to the  performance  of the
Trust's duties under the Indenture.

ARTICLE III

                Conveyance of the Mortgage Loans; Certificates

Section 3.01.     Conveyance   of   the   Mortgage   Loans.   The   Depositor,
concurrently  with the execution and delivery  hereof,  does hereby  transfer, convey  and  assign to the  Trust,  on behalf of the  Securityholders  and the
Enhancer,  without recourse,  all its right,  title and interest in and to the
Initial  Mortgage  Loans,  including  but not  limited  to any  rights  of the
Depositor under the Purchase  Agreement.  The Depositor shall also provide the
Indenture Trustee with the Policy.

      The parties hereto intend that, for non-tax  purposes,  the  transaction set forth herein be a sale by the  Depositor to the Trust of all of its right, title and interest in and to the Initial  Mortgage  Loans.  In the event that, for non-tax  purposes,  the transaction set forth herein is not deemed to be a sale, the Depositor  hereby grants to the Trust a security  interest in all of its right,  title and  interest in, to and under the Initial  Mortgage  Loans, all distributions  thereon and all proceeds thereof;  and this Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02.     Initial  Ownership.  Upon the  formation of the Trust by the contribution  by the Depositor  pursuant to Section 2.05 and the conveyance of the Initial  Mortgage  Loans  pursuant to Section 3.01 and the issuance of the
Certificates,  GMACM  shall be the  sole  Certificateholder  of each  Class of
Certificates.

Section 3.03.     Issuance of  Certificates.  The  Certificates  of each Class shall be issued in minimum  denominations of a Percentage Interest of 10.0000%
and  integral   multiples  of  0.0001%  in  excess   thereof.   The  Class  SB
Certificates  shall be issued in  substantially  the form  attached  hereto as
Exhibit A. The Class R-I  Certificates and the Class R-II  Certificates  shall be issued in  substantially  the form attached hereto as Exhibits I-1 and I-2, respectively.

      The  Certificates  shall be executed on behalf of the Trust by manual or facsimile  signature  of an  authorized  officer  of  the  Owner  Trustee  and authenticated  in the manner  provided in Section 3.04.  Certificates  bearing the manual or facsimile  signatures of individuals  who were, at the time when such signatures  shall have been affixed,  authorized to sign on behalf of the
Trust,  shall be validly  issued  and  entitled  to the  benefit of this Trust
Agreement,  notwithstanding  that such  individuals  or any of them shall have ceased to be so authorized  prior to the  authentication  and delivery of such
Certificates  or did not hold such offices at the date of  authentication  and delivery of such Certificates.  A Person shall become a Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder  hereunder  upon such  Person's  acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

      A  transferee  of a  Certificate  shall become a  Certificateholder  and shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of a
Certificateholder   hereunder   upon  such   transferee's   acceptance   of  a
Certificate  duly  registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.     Authentication   of  Certificates.   Concurrently  with  the
acquisition of the Initial  Mortgage Loans by the Trust,  the Owner Trustee or
the  Certificate  Paying  Agent  shall  cause the  Certificates  in an initial
Percentage  Interest  of  100.00%  to be  executed  on  behalf  of the  Trust, authenticated  and delivered to or upon the written order of GMACM,  signed by its  chairman  of the board,  its  president  or any vice  president,  without
further   corporate   action  by  GMACM,  in  authorized   denominations.   No
Certificate shall entitle the  Certificateholder  thereof to any benefit under this Trust  Agreement or be valid for any purpose unless there shall appear on such  Certificate a certificate of  authentication  substantially  in the form set forth in Exhibit A.  Exhibit I-1 or Exhibit  I-2  hereto,  executed by the
Owner Trustee or the Certificate  Paying Agent, by manual signature,  and such authentication shall constitute  conclusive evidence that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

Section 3.05.     Registration of and Limitations on Transfer and Exchange of
Certificates.  The  Certificate  Registrar  shall keep or cause to be kept, at the office or agency  maintained  pursuant  to  Section  3.09,  a  Certificate
Register  in  which,  subject  to  such  reasonable   regulations  as  it  may
prescribe,  the Certificate  Registrar  shall provide for the  registration of
Certificates  and  of  transfers  and  exchanges  of  Certificates  as  herein provided.  The Indenture Trustee shall be the initial  Certificate  Registrar.
If the Certificate  Registrar  resigns or is removed,  the Owner Trustee shall appoint a successor Certificate Registrar.

      Subject  to  satisfaction  of  the  conditions  set  forth  below,  upon surrender for  registration  of transfer of any  Certificate  at the office or agency  maintained  pursuant to Section 3.09, the Owner Trustee shall execute, authenticate  and  deliver (or shall cause the  Certificate  Registrar  as its authenticating  agent  to  authenticate  and  deliver),  in  the  name  of the designated  transferee  or  transferees,  one  or  more  new  Certificates  in authorized  denominations  of a  like  aggregate  amount  dated  the  date  of authentication  by the  Owner  Trustee  or any  authenticating  agent.  At the option  of a  Certificateholder,  Certificates  may  be  exchanged  for  other
Certificates  of  authorized  denominations  of a like  aggregate  amount upon surrender  of the  Certificates  to be  exchanged  at  the  office  or  agency maintained pursuant to Section 3.09.

      Every Certificate  presented or surrendered for registration of transfer or exchange shall be  accompanied by a written  instrument of transfer in form
satisfactory   to   the   Certificate   Registrar   duly   executed   by   the
Certificateholder  or such  Certificateholder's  attorney  duly  authorized in
writing.  Each  Certificate   surrendered  for  registration  of  transfer  or
exchange shall be cancelled and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

      No service  charge  shall be made for any  registration  of  transfer or exchange of Certificates,  but the Owner Trustee or the Certificate  Registrar
may  require  payment  of a sum  sufficient  to cover any tax or  governmental charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates.

      Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form
W-9 and the  Certificate  of  Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

      A  Certificate  may be  transferred  to a  Certificateholder  unable  to establish its non-foreign status as described in the preceding  paragraph only if such  Certificateholder  provides  an Opinion of Counsel to the  Depositor, the  Certificate  Registrar and the  Enhancer,  which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar
or the Depositor,  satisfactory  to the Depositor and the Enhancer,  that such transfer  (1) will not affect  the tax status of the Owner  Trust and (2) will not  adversely  affect the  interests of any  Securityholder  or the Enhancer, including,  without  limitation,  as a result of the  imposition of any United
States  federal  withholding  taxes on the Owner  Trust  (except to the extent that such  withholding  taxes would be payable  solely from amounts  otherwise distributable  to the  Certificate  of the  prospective  transferee).  If such transfer  occurs and such foreign  Certificateholder  becomes  subject to such
United States federal  withholding  taxes,  any such taxes will be withheld by the  Indenture  Trustee at the  direction  of the Tax  Matters  Partner.  Each
Certificateholder  unable to establish its non-foreign  status shall submit to the  Certificate  Paying  Agent a copy of its Form  W-8-BEN or such  successor form as required by  then-applicable  regulations and shall resubmit such form every  three  years or with such  frequency  as  required  by  then-applicable regulations.

      No transfer,  sale,  pledge or other  disposition of a Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the Securities Act and any applicable state  securities  laws or is made in accordance  with the  Securities Act and such  state  laws.  In  the  event  of  any  such  transfer,  the  Certificate
Registrar  or  the  Depositor  shall  prior  to  such  transfer   require  the
transferee   to  execute   (A)  either  (i)  (a)  an   investment   letter  in
substantially  the form  attached  hereto  as  Exhibit  C (or in such form and substance  reasonably  satisfactory  to  the  Certificate  Registrar  and  the
Depositor) which investment  letters shall not be an expense of the Trust, the
Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor and
which investment  letter states that, among other things,  such transferee (a)
is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined  under  Rule  144A,  and (b) is  aware  that the  proposed  transferor intends to rely on the  exemption  from  registration  requirements  under the
Securities  Act,  provided  by Rule  144A or (ii)  (a) a  written  Opinion  of
Counsel  acceptable  to  and  in  form  and  substance   satisfactory  to  the
Certificate  Registrar  and  the  Depositor  that  such  transfer  may be made pursuant to an exemption,  describing the  applicable  exemption and the basis therefor,  from the  Securities  Act and  such  state  laws or is  being  made pursuant to the Securities  Act and such state laws,  which Opinion of Counsel shall not be an expense  of the  Trust,  the Owner  Trustee,  the  Certificate
Registrar,  the Servicer or the  Depositor and (b) the  transferee  executes a representation letter,  substantially in the form of Exhibit D hereto, and the transferor  executes a  representation  letter,  substantially  in the form of
Exhibit E hereto,  each  acceptable to and in form and substance  satisfactory
to  the  Certificate   Registrar  and  the  Depositor   certifying  the  facts
surrounding  such  transfer,  which  representation  letters  shall  not be an expense  of the Trust,  the Owner  Trustee,  the  Certificate  Registrar,  the
Servicer or the Depositor and (B) the  Certificate of  Non-Foreign  Status (in
substantially  the form  attached  hereto as Exhibit F)  acceptable  to and in form and substance  reasonably  satisfactory to the Certificate  Registrar and the Depositor,  which  certificate  shall not be an expense of the Trust,  the
Owner  Trustee,   the  Certificate   Registrar  or  the  Depositor.   If  such
Certificateholder  is unable to provide a Certificate of  Non-Foreign  Status, such  Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trust, the Owner Trustee,  the
Certificate  Registrar,  the Servicer,  the Enhancer and the Depositor against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.  No transfer of  Certificates or any  interest  therein  shall  be  made to any  Plan,  any  Person  acting, directly  or  indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan Assets unless the Depositor,  the Owner Trustee, the  Certificate  Registrar  and the Servicer are provided  with an Opinion of
Counsel that  establishes  to the  satisfaction  of the  Depositor,  the Owner
Trustee,  the  Certificate  Registrar  and the  Servicer  that the purchase of
Certificates  is  permissible  under  applicable  law, will not  constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the Code and will not  subject  the  Depositor,  the  Owner  Trustee,  the  Certificate
Registrar  or  the  Servicer  to  any   obligation  or  liability   (including
obligations  or  liabilities  under  ERISA  or  Section  4975 of the  Code) in addition  to those  undertaken  in this  Trust  Agreement,  which  Opinion  of
Counsel  shall not be an  expense of the  Depositor,  the Owner  Trustee,  the
Certificate  Registrar or the Servicer.  In lieu of such Opinion of Counsel, a
Plan,  any Person acting,  directly or indirectly,  on behalf of any such Plan or any  Person  acquiring  such  Certificates  with Plan  Assets of a Plan may provide a  certification  in the form of  Exhibit G to this  Trust  Agreement, which the Depositor,  the Owner  Trustee,  the  Certificate  Registrar and the
Servicer may rely upon without  further inquiry or  investigation.  Neither an
Opinion of Counsel nor a  certification  will be required in  connection  with the initial  transfer of any such Certificate by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any such Affiliate  shall be deemed  to have  represented  that  such  Affiliate  is not a Plan or a Person investing  Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation  (which, upon the request of the Owner
Trustee,  shall be a written  representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

      In addition, with respect to each Class R Certificate:

      (i)   Each Person who has or who acquires any Ownership Interest in a
Class R Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Certificate Paying Agent or its designee under clause (iii)(A) below to deliver payments to a Person other than such
Person and to negotiate the terms of any mandatory sale under clause (iii)(B)
below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (A)   Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

            (B)   In connection with any proposed Transfer of any Ownership
      Interest in a Class R Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any
      Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit J-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any
      Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by them, and
      (II) a certificate, in the form attached hereto as Exhibit J-2, from the Certificateholder of a Class R Certificate wishing to transfer the
      Class R Certificate, in form and substance satisfactory to the
      Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

            (C)   Notwithstanding the delivery of a Transfer Affidavit and
      Agreement by a proposed Transferee under clause (B) above, if a
      Responsible Officer of the Certificate Registrar who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a
      Class R Certificate to such proposed Transferee shall be effected.

            (D)   Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to
      transfer its Ownership Interest unless it provides a certificate to the
      Certificate Registrar in the form attached hereto as Exhibit J-2.

            (E)   Each Person holding or acquiring an Ownership Interest in a
      Class R Certificate, by purchasing an Ownership Interest in such
      Certificate, agrees to give the Certificate Registrar written notice that it is a "pass-through interest holder" within the meaning of
      Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it
      is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

      (ii)  The Certificate Registrar will register the Transfer of any
Class R Certificate only if it shall have received the Transfer Affidavit and
Agreement, a certificate of the Certificateholder of a Class R Certificate
requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the
Certificate Registrar as a condition to such registration.  Transfers of the
Class R Certificates to Non-United States Persons and Disqualified
Organizations are prohibited.

      (iii) (A)   If any Disqualified Organization shall become a holder of a
      Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such
      Class R Certificate.  If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States
      Person shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such
      Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section
      1.860E-1 or Section 1.860G-3, then the last preceding Permitted
      Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Class R
      Certificate that is in fact not permitted by this Section 3.05 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

            (B)   If any purported Transferee shall become a
      Certificateholder of a Class R Certificate in violation of the restrictions in this Section 3.05 and to the extent that the retroactive restoration of the rights of the Certificateholder of such
      Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R
      Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R
      Certificate in accordance with the instructions of the Servicer.  Such purchaser may be the Servicer itself or any Affiliate of the Servicer.
      The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Servicer to such purported
      Transferee.  The terms and conditions of any sale under this clause
      (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership
      Interest in a Class R Certificate as a result of its exercise of such discretion.

      (iv)  The Certificate Paying Agent shall make available, upon written request from the Internal Revenue Service and any potentially affected
Person, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any
Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in
Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a
result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
Section 1381 of the Code that holds an Ownership Interest in a Class R
Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the REMIC Administrator before it will provide such information to any such potentially affected Person.

      (v)   The provisions of this Section 3.05 set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Owner Trustee the following:

            (A)   written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Notes below the lower of the then-current rating or the rating assigned to such Notes as of the
      Closing Date by such Rating Agency without regard to the Policy; and

      (B)   subject to  Section  10.01(f),  an  Officers'  Certificate  of the
Servicer  stating that the  Servicer  has  received an Opinion of Counsel,  in form and  substance  satisfactory  to the  Servicer,  to the effect  that such modification,  addition  to or absence of such  provisions  will not cause any portion  of any of the  REMICs  to cease to  qualify  as a REMIC  and will not cause (x) any  portion of any of the  REMICs to be subject to an  entity-level tax caused by the  Transfer of any Class R  Certificate  to a Person that is a
Disqualified  Organization or (y) a Certificateholder  or another Person to be
subject  to  a  REMIC-related   tax  caused  by  the  Transfer  of  a  Class R
Certificate to a Person that is not a Permitted Transferee.

Section 3.06.     Mutilated,  Destroyed,  Lost or Stolen Certificates.  If (a)
any mutilated  Certificate shall be surrendered to the Certificate  Registrar, or if the Certificate  Registrar shall receive evidence to its satisfaction of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall be delivered to the Certificate  Registrar and the Owner Trustee such security or indemnity  as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate  Registrar or the Owner
Trustee that such Certificate has been acquired by a bona fide purchaser,  the
Owner  Trustee on behalf of the Trust shall  execute and the Owner  Trustee or the  Certificate  Paying Agent,  as the Trust's  authenticating  agent,  shall authenticate  and deliver,  in exchange for or in lieu of any such  mutilated, destroyed,  lost or stolen  Certificate,  a new  Certificate of like tenor and denomination.  In connection  with the issuance of any new  Certificate  under this Section 3.06, the Owner Trustee or the Certificate  Registrar may require the payment of a sum sufficient to cover any tax or other governmental  charge that  may be  imposed  in  connection  therewith.  Any  duplicate  Certificate issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership  in the Trust,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.     Persons    Deemed    Certificateholders.    Prior   to   due
presentation  of  a  Certificate  for  registration  of  transfer,  the  Owner
Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate  is  registered  in the  Certificate
Register  as the  owner  of such  Certificate  for the  purpose  of  receiving distributions  pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or any
Paying Agent shall be bound by any notice to the contrary.

Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.
The  Certificate  Registrar  shall  furnish  or cause to be  furnished  to the
Depositor  or  the  Owner  Trustee,  within  15  days  after  receipt  by  the
Certificate  Registrar of a written request therefor from the Depositor or the
Owner Trustee, a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may  reasonably  require,  of the names and  addresses of the
Certificateholders  as of the  most  recent  Record  Date.  If  three  or more
Certificateholders,  or one or more  Certificateholders  evidencing  not  less than  25% of the  Certificate  Percentage  Interest  of any  Class,  apply  in
writing  to  the  Owner  Trustee  or  the  Certificate  Registrar,   and  such
application  states  that the  applicants  desire to  communicate  with  other
Certificateholders,  with  respect to their  rights  under this  Agreement  or under the  Certificates  and such  application is accompanied by a copy of the communication  that  such  applicants  propose  to  transmit,  then the  Owner
Trustee  shall,  within  five (5)  Business  Days  after the  receipt  of such application,  afford such  applicants  access during normal  business hours to the current list of Certificateholders.  Each Certificateholder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the  Depositor,  the  Certificate  Registrar or the Owner  Trustee
accountable  by reason of the  disclosure of its name and address,  regardless of the source from which such information was derived.

Section 3.09.     Maintenance  of Office or  Agency.  The  Owner  Trustee,  on
behalf  of the  Trust,  shall  maintain  in The City of New York an  office or offices  or agency or  agencies  where  Certificates  may be  surrendered  for registration  of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the  Certificates  and the Basic Documents may be served.  The Owner Trustee initially  designates the Corporate Trust Office of the Indenture  Trustee (or such other office as the  Indenture  Trustee may specify  to the Owner  Trustee)  as its office  for such  purposes.  The Owner
Trustee   shall   give   prompt   written   notice  to  the   Depositor,   the
Certificateholders  and the  Enhancer  of any  change in the  location  of the
Certificate Register or any such office or agency.

Section 3.10.     Certificate Paying Agent.

(a)   The   Certificate    Paying   Agent   shall   make    distributions   to
Certificateholders  from the  Distribution  Account  on behalf of the Trust in accordance  with the  provisions of the  Certificates  and Section 5.01 hereof from  payments  remitted  to the  Certificate  Paying  Agent by the  Indenture
Trustee  pursuant to Section 3.05 of the Indenture.  The Trust hereby appoints the Indenture  Trustee as Certificate  Paying Agent.  The  Certificate  Paying
Agent shall:

(i)   hold all sums held by it for the payment of amounts due with  respect to the  Certificates  in trust for the  benefit of the Persons  entitled  thereto until such sums  shall be paid to such  Persons or  otherwise  disposed  of as herein provided;

(ii)  give the Owner  Trustee  notice of any  default by the Trust of which it has actual  knowledge  in the making of any  payment  required to be made with respect to the Certificates;

(iii) at any  time  during  the  continuance  of any  such  default,  upon the written  request of the Owner  Trustee,  forthwith pay to the Owner Trustee on behalf  of the  Trust  all sums so held in trust  by such  Certificate  Paying
Agent;

(iv)  immediately  resign as Certificate Paying Agent and forthwith pay to the
Owner  Trustee  on  behalf  of the  Trust all sums held by it in trust for the payment  of  Certificates  if at any  time it  ceases  to meet  the  standards required  to be  met by the  Certificate  Paying  Agent  at  the  time  of its appointment;

(v)   comply  with  all   requirements   of  the  Code  with  respect  to  the
withholding  from  any  payments  made  by  it  on  any  Certificates  of  any
applicable   withholding  taxes  imposed  thereon  and  with  respect  to  any applicable reporting requirements in connection therewith; and

(vi)  deliver to the Owner Trustee a copy of the report to  Certificateholders prepared  with  respect  to each  Payment  Date by the  Servicer  pursuant  to
Section 4.01 of the Servicing Agreement.

(b)   The Trust may revoke such power and remove the Certificate  Paying Agent if the Owner Trustee  determines in its sole  discretion  that the Certificate
Paying  Agent shall have failed to perform  its  obligations  under this Trust
Agreement in any material  respect.  The Indenture  Trustee shall be permitted to resign as  Certificate  Paying  Agent upon 30 days'  written  notice to the
Owner  Trustee  and the  Enhancer;  provided  the  Indenture  Trustee  is also resigning  as Paying  Agent  under the  Indenture  at such time.  In the event that the  Indenture  Trustee shall no longer be the  Certificate  Paying Agent under this Trust  Agreement  and Paying Agent under the  Indenture,  the Owner
Trustee  shall appoint a successor to act as  Certificate  Paying Agent (which shall  be a bank or trust  company)  and  which  shall  also be the  successor
Paying  Agent  under  the  Indenture.  The  Owner  Trustee  shall  cause  such successor Certificate Paying Agent or any additional  Certificate Paying Agent appointed by the Owner  Trustee to execute and deliver to the Owner Trustee an instrument  to the effect set forth in this  Section 3.10 as it relates to the
Certificate  Paying  Agent.  The  Certificate  Paying  Agent shall  return all unclaimed  funds to the Trust and upon removal of a  Certificate  Paying Agent such  Certificate  Paying Agent shall also return all funds in its  possession to the Trust.  The provisions of Sections  6.01,  6.04 and 7.01 shall apply to the Certificate Paying Agent to the extent  applicable.  Any reference in this
Trust  Agreement to the  Certificate  Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)   The  Certificate  Paying Agent shall  establish and maintain with itself the Distribution  Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee,  each remittance received  by the  Certificate  Paying  Agent  with  respect to  payments  made pursuant to the Indenture.  Pending any such distribution,  funds deposited in the  Distribution  Account  on a  Payment  Date  and  not  distributed  to the
Certificateholders  on such Payment Date shall be invested by the  Certificate
Paying  Agent in  Permitted  Investments  selected by the  Servicer  (or if no selection  is made by the  Servicer  in  Permitted  Investments  described  in clause (v) of the definition  thereof) maturing no later than the Business Day preceding the next succeeding  Payment Date (except that any investment in the institution  with which the  Distribution  Account is maintained may mature on such  Payment  Date  and  shall  not be  sold  or  disposed  of  prior  to the maturity).  All  investment  income  earned in  respect of funds on deposit in the Distribution  Account shall be credited to the Distribution  Account.  The
Certificate  Paying Agent shall make all  distributions on the Certificates as provided in Section 3.05 of the  Indenture  and Section  5.01(a) of this Trust
Agreement from moneys on deposit in the Distribution Account.

Section 3.11.     Cooperation.  The  Owner  Trustee  shall  cooperate  in  all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the  Enhancer's  rights or interest  under this Trust  Agreement or the  Insurance  Agreement,  consistent  with this Trust  Agreement and without limiting  the rights of the  Certificateholders  as  otherwise  expressly  set forth in this Trust Agreement.

Section 3.12.     Intentionally Omitted.

Section 3.13.     Subordination.  Except as  otherwise  provided  in the Basic
Documents,   for  so  long  as  any  Notes  are  outstanding  or  unpaid,  the
Certificateholders  will generally be subordinated in right of payment,  under the  Certificates  or  otherwise,  to payments to the  Noteholders  under,  or otherwise  related to, the Indenture.  If an Event of Default has occurred and
is  continuing   under  the  Indenture,   the   Certificates   will  be  fully
subordinated  to  obligations  owing by the Trust to the  Noteholders  and the
Enhancer under, or otherwise  related to, the Indenture,  and no distributions will be made on the  Certificates  until  the  Noteholders  and the  Indenture
Trustee and the Enhancer have been irrevocably paid in full.

Section 3.14.     No  Priority  Among  Certificates.   All  Certificateholders
shall  rank  equally  as  to  amounts   distributable  upon  the  liquidation,
dissolution  or winding up of the Trust,  with no preference or priority being afforded to any Certificateholders over any other  Certificateholders,  except that  amounts  distributable  will  be  distributed  first  to  the  Class  SB
Certificates,  in an amount equal to the Class SB Distribution Amount,  before being distributed to any other Class of Certificates.

ARTICLE IV

                    Authority and Duties of Owner Trustee

Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and directed to execute and deliver the Basic  Documents  to which the Trust is to be a party and each  certificate or other  document  attached as an exhibit to or  contemplated  by the Basic  Documents to which the Trust is to be a party, as well as any certificate  that supports the factual  assumptions made in any
Opinion of Counsel  delivered on the Closing Date,  and any amendment or other agreement or instrument  described  herein,  in each case, in such form as the
Owner Trustee shall approve, as evidenced  conclusively by the Owner Trustee's execution  thereof.  In  addition  to the  foregoing,  the  Owner  Trustee  is obligated  to take all  actions  required  of the Trust  pursuant to the Basic
Documents.

Section 4.02.     General  Duties.  The Owner Trustee shall be  responsible to administer  the Trust  pursuant to the terms of this Trust  Agreement  and the other  Basic  Documents  to which the Trust is a party and in the  interest of the Certificateholders,  subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.     Action upon Instruction.

(a)   Subject to this  Article IV and  Section  11.13 of this Trust  Agreement
and  in   accordance   with   the   terms   of  the   Basic   Documents,   the
Certificateholders  may by written instruction direct the Owner Trustee in the management  of the  Trust.  Such  direction  may be  exercised  at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b)   Notwithstanding  the foregoing,  the Owner Trustee shall not be required to take any action  hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined,  or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner  Trustee or is  contrary  to the  terms  hereof or of any other  Basic  Document  or is otherwise contrary to law.

(c)   Whenever  the Owner  Trustee  is unable  to decide  between  alternative courses of action  permitted or required by the terms of this Trust  Agreement or under any other Basic  Document,  or in the event that the Owner Trustee is unsure as to the  application of any provision of this Trust  Agreement or any
other  Basic   Document  or  any  such   provision  is  ambiguous  as  to  its
application,  or is, or appears to be, in conflict  with any other  applicable
provision,   or  in  the  event  that  this  Trust   Agreement   permits   any
determination  by the Owner  Trustee or is silent or is  incomplete  as to the course of action that the Owner  Trustee is required to take with respect to a particular  set of facts,  the Owner  Trustee  shall  promptly give notice (in
such  form  as  shall  be  appropriate   under  the   circumstances)   to  the
Certificateholders  (with a copy to the Enhancer) requesting instruction as to the course of action to be adopted,  and to the extent the Owner  Trustee acts in good  faith in  accordance  with any  written  instructions  received  from
Certificateholders  of  Certificates  representing a majority of the aggregate
Certificate  Percentage  Interest  of each  Class of  Certificates,  the Owner
Trustee  shall not be liable on account of such action to any  Person.  If the
Owner Trustee shall not have received  appropriate  instruction within 10 days of such notice (or within such  shorter  period of time as  reasonably  may be specified in such notice or may be necessary under the  circumstances) it may, but shall be under no duty to,  take or refrain  from  taking  such action not inconsistent  with this Trust  Agreement or the other Basic  Documents,  as it shall  deem to be in the best  interests  of the  Certificateholders,  and the
Owner  Trustee  shall  have no  liability  to any  Person  for such  action or inaction.

Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner  Trustee shall not have any duty or obligation to manage, make any payment with respect to, register,  record, sell, dispose of, or otherwise deal with the Trust Estate,  or to otherwise take or refrain from taking any action under,  or in  connection  with,  any document  contemplated hereby to which the Owner  Trustee is a party,  except as  expressly  provided
(i) in accordance with the powers granted to and the authority  conferred upon the Owner Trustee  pursuant to this Trust  Agreement,  (ii) in accordance with the Basic  Documents and (iii) in accordance  with any document or instruction delivered  to the Owner  Trustee  pursuant  to  Section  4.03;  and no implied duties or  obligations  shall be read into this Trust  Agreement  or any other
Basic  Document  against the Owner  Trustee.  The Owner  Trustee shall have no responsibility  for filing any  financing  or  continuation  statement  in any public office at any time or to otherwise  perfect or maintain the  perfection of any  security  interest or lien  granted to it  hereunder  or to prepare or file any  filing  with the  Commission  for the Trust or to record  this Trust
Agreement or any other Basic Document.  The Owner Trustee  nevertheless agrees that it will, at its own cost and expense,  promptly take all action as may be necessary to  discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

Section 4.05.     Restrictions.

(a)   The Owner  Trustee  shall not take any action  (i) that is  inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that,  to the actual knowledge of the Owner Trustee,  would cause the Trust to be treated as an association (or a publicly-traded  partnership) taxable as a corporation or a taxable  mortgage pool for federal income tax purposes or would cause any of the  REMICs to fail to  qualify  as a REMIC or cause  any of the  REMICs to be subject  to  tax at any  time  that  any of  the  Notes  or  Certificates  are outstanding  or any  obligations  are due and owing to the Enhancer  under the
Insurance  Agreement.  The  Certificateholders  shall  not  direct  the  Owner
Trustee to take action that would violate the provisions of this Section 4.05.

(b)   The Owner  Trustee  shall  not  convey or  transfer  any of the  Trust's properties or assets,  including  those  included in the Trust Estate,  to any person  unless (i) it shall have  received an Opinion of Counsel to the effect that such  transaction  will not have any material  adverse tax consequence to the Trust or any  Certificateholder and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer  with
Respect to Certain Matters.  With respect to the following matters,  the Owner
Trustee  shall not take action  unless,  at least 30 days before the taking of such action, the Owner Trustee shall have notified the  Certificateholders and the  Enhancer in writing of the  proposed  action and the  Enhancer,  or if an
Enhancer  Default has occurred and is continuing,  the  Certificateholders  of
Certificates  representing a majority of the aggregate Certificate  Percentage
Interest  shall not have  notified the Owner  Trustee in writing  prior to the
30th  day  after   such   notice   is  given   that  the   Enhancer   or  such
Certificateholders,   as  applicable,   have  withheld   consent  or  provided
alternative direction:

(a)   the  initiation  of any  Proceeding  by the  Trust  (except  Proceedings brought in connection with the collection of cash  distributions due and owing under the Mortgage  Loans) and the compromise of any Proceeding  brought by or against the Trust (except with respect to the  aforementioned  Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

(b)   the  election by the Trust to file an amendment  to the  Certificate  of
Trust  (unless  such  amendment  is required  to be filed under the  Statutory
Trust Statute);

(c)   the amendment of any of the Basic Documents in  circumstances  where the consent of any Noteholder is required;

(d)   the amendment of any of the Basic Documents in  circumstances  where the consent of any  Noteholder is not required and such  amendment  materially and adversely affects the interest of the Certificateholders;

(e)   the   appointment   pursuant  to  the  Indenture  of  a  successor  Note
Registrar,  Paying  Agent or  Indenture  Trustee  or  pursuant  to this  Trust
Agreement of a successor  Certificate Registrar or Certificate Paying Agent or
the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture
Trustee,  Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.     Action  by  Certificateholders  with  Respect  to  Certain
Matters.  The Owner Trustee shall not have the power,  except upon the written direction of  Certificateholders  of  Certificates  evidencing not less than a majority of the  aggregate  Certificate  Percentage  Interest of each Class of
Certificates,  and  with  the  consent  of the  Enhancer,  to (a)  remove  the
Servicer  under the  Servicing  Agreement  pursuant to Section 7.01 thereof or
(b) except as  expressly  provided in the Basic  Documents,  sell the Mortgage
Loans after the termination of the Indenture.

Section 4.08.     Action by  Certificateholders  with  Respect to  Bankruptcy.
The Owner Trustee shall not have the power to commence a voluntary  Proceeding in bankruptcy  relating to the Trust without the unanimous  prior  approval of all  Certificateholders,  and  with  the  consent  of the  Enhancer,  and  the delivery to the Owner Trustee by each such  Certificateholder of a certificate certifying that such  Certificateholder  reasonably believes that the Trust is insolvent.

Section 4.09.     Restrictions    on     Certificateholders'     Power.    The
Certificateholders  shall not direct  the Owner  Trustee to take or to refrain from  taking any action if such  action or  inaction  would be contrary to any obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the other Basic  Documents  or would be contrary to Section  2.03,  nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority Control.  Except as expressly  provided herein, any action that may be taken by the Certificateholders  under this Trust Agreement may be taken by the  Certificateholders  of  Certificates  evidencing not less than a majority of the aggregate Certificate  Percentage Interest of the Class specified,  if any. Except as expressly  provided  herein,  any written notice of  the  Certificateholders  of a  Class  delivered  pursuant  to  this  Trust
Agreement  shall  be  effective  if  signed  by  the   Certificateholders   of
Certificates  evidencing not less than a majority of the aggregate Certificate
Percentage Interest of such Class at the time of the delivery of such notice.

Section 4.11.     Doing  Business  in  Other  Jurisdictions.   Notwithstanding
anything  contained herein to the contrary,  neither  Wilmington Trust Company
nor  the  Owner   Trustee  shall  be  required  to  take  any  action  in  any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the  appointment  of a  co-trustee  or  separate  trustee in accordance  with Section  9.05 hereof,  (i) require the consent or approval or authorization  or order of or the  giving  of notice  to, or the  registration with or the  taking of any  other  action in  respect  of,  any state or other governmental  authority or agency of any jurisdiction  other than the State of
Delaware;  (ii) result in any fee, tax or other governmental  charge under the laws of the State of Delaware  becoming  payable by Wilmington  Trust Company, or (iii)  subject  Wilmington  Trust Company to personal  jurisdiction  in any jurisdiction  other than the State of  Delaware  for causes of action  arising from acts  unrelated to the  consummation  of the  transactions  by Wilmington
Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

ARTICLE V

                          Application of Trust Funds

Section 5.01.     Distributions.

(a)   (a)      On each  Payment Date  occurring in the months of March,  June,
September and December,  on any date on which the Trust is terminated pursuant to Section  8.01,  and on each other  Payment  Date for which the  Certificate
Paying Agent has received  written notice from the  Certificateholders  by the
Determination  Date relating to such Payment Date requesting  funds on deposit in the Distribution  Account to be distributed,  the Certificate  Paying Agent shall  distribute  to the  Certificateholders  all  funds  on  deposit  in the
Distribution  Account and  available  therefor as provided in Section  3.05 of
the   Indenture.   Such  amounts   shall  be   distributed,   first,   to  the
Certificateholders  of the Class SB  Certificates,  in an amount  equal to the
Class  SB  Distribution  Amount  for  such  Payment  Date  and  the  Class  SB
Distribution   Amount  for  any  previous  Payment  Date  to  the  extent  not previously  paid,  and  second,  to  the  Certificateholders  of the  Class  R
Certificates,  any amounts remaining.  All distributions made pursuant to this
Section  to  any  Class  of   Certificates   shall  be   distributed   to  the
Certificateholders  of such Class pro rata based on the respective  Percentage
Interests thereof.

(b)   In the event that any  withholding  tax is imposed on the  distributions
(or allocations of income) to a  Certificateholder,  such tax shall reduce the amount otherwise  distributable to such  Certificateholder  in accordance with this Section  5.01.  The  Certificate  Paying Agent is hereby  authorized  and
directed  to  retain  or  cause  to  be  retained   from   amounts   otherwise
distributable  to the  Certificateholders  sufficient funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not prevent  the  Owner  Trustee  from  contesting  any  such  tax in  appropriate
Proceedings,  and  withholding  payment  of such  tax,  if  permitted  by law, pending the outcome of such  Proceedings).  The amount of any  withholding tax imposed  with  respect  to  a  Certificateholder  shall  be  treated  as  cash distributed  to  such  Certificateholder  at the  time it is  withheld  by the
Certificate  Paying Agent and remitted to the  appropriate  taxing  authority.
If there is a possibility  that  withholding  tax is payable with respect to a distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the
Certificate  Paying Agent may in its sole discretion  withhold such amounts in accordance with this paragraph (b).

(c)   Distributions  to  Certificateholders   shall  be  subordinated  to  the
creditors of the Trust, including the Noteholders
(d)            Allocations  of profits,  income and losses,  as determined for federal income tax purposes,  shall be made among the Classes of  Certificates in accordance with the REMIC  Provisions and within each Class of Certificates to the  Certificateholders  on a pro  rata  basis  based  on  the  Certificate
Percentage Interests thereof.

(e)   On each Payment Date,  the following  amounts in the following  order of
priority,    from   the   amounts    allocable   to   the    Noteholders   and
Certificateholders  pursuant to Section 3.05 of the Indenture, shall be deemed to have  been  distributed  by REMIC I to REMIC II on  account  of the REMIC I
Regular  Interests or shall be  withdrawn  from the  Distribution  Account and distributed to the holders of the Class R-I Certificates, as the case may be:

            (i)   first, to the Holders of the REMIC I Regular Interests, in an amount equal to (A) the Uncertificated Accrued Interest for such
      Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

            (ii)  second, to the Holders of the REMIC I Regular Interests, in an amount equal to the remainder of the Collections for such Payment
      Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                  (A)   to the Holders of REMIC I Regular Interests LT2, LT3
            and LT4, the LT2 Principal Distribution Amount, LT3 Principal
            Distribution Amount and LT4 Principal Distribution Amount,
            respectively;

                  (B)   to the Holders of REMIC I Regular Interest LT1, until
            the Uncertificated Principal Balance of REMIC I Regular Interest
            LT1 is reduced to zero;

                  (C)   to the Holders of REMIC I Regular  Interests  LT2, LT3
            and LT4,  pro rata  according to their  respective  Uncertificated
            Principal  Balance  as reduced by the  distributions  deemed  made pursuant to clause (A) above, until the  Uncertificated  Principal
            Balance of each such REMIC I Regular  Interest is reduced to zero;
            and

            (iii) any remaining amount to the Holders of the Class R-I
      Certificates.

(f)   On each  Payment  Date,  the amounts  allocable to the  Noteholders  and
Certificateholders  pursuant to Section  3.05 of the  Indenture  and deemed to have been  distributed  to REMIC I from REMIC II  pursuant to  paragraph  (e), shall be deemed to have been  distributed  by REMIC II to the  holders  of the
REMIC II Regular  Interests  on account  of the REMIC I Regular  Interests  or shall be  withdrawn  from the  Distribution  Account  and  distributed  to the holders of the Class R-II Certificates,  as the case may be in accord with the provisions  relating  thereto in  Section  3.05 of the  Indenture  and in this
Trust Agreement.

(g)   Payments from the Hedge  Agreement to the Holders of the Notes,  will be from the  Holder of the Class SB  Certificates  which is  entitled  to amounts received under the Hedge  Agreement.  The rights of the Holder of the Class SB
Certificates to payments from the Hedge  Agreements shall be outside and apart from its  rights  under  the  REMIC II  Regular  Interest  SB IO and  REMIC II
Regular  Interest SB PO,  which will not be a part of their  ownership  of the
REMIC II Regular Interests.

Section 5.02.     Method   of   Payment.    Subject   to   Section    8.01(c),
distributions  required to be made to  Certificateholders  on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder of record on the  preceding  Record  Date by wire  transfer,  in  immediately  available funds,  to the  account of each  Certificateholder  at a bank or other  entity having appropriate facilities therefor, if such  Certificateholder  shall have provided to the  Certificate  Registrar  appropriate  written  instructions at least five  Business  Days prior to such  Payment Date or, if not, by check or
money  order  mailed  to  such   Certificateholder  at  the  address  of  such
Certificateholder appearing in the Certificate Register.

Section 5.03.     Signature  on  Returns.  The REMIC  Administrator,  as agent for the Owner  Trustee,  shall sign on behalf of the Trust the tax  returns of the REMICs.  The Owner  Trustee  shall give the REMIC  Administrator  all such powers of  attorney  as are  needed  to enable  the  REMICs  Administrator  to prepare  and sign  such tax  returns.  In the  event  that  approval  from the applicable  District  Director of the Internal  Revenue  Service for the REMIC
Administrator   to  sign  the  tax  returns  is  not   forthcoming   following
application,  the REMIC  Administrator  shall  prepare  and the Owner  Trustee shall sign the tax returns for the REMICs.

Section 5.04.     Statements  to  Certificateholders.  On each  Payment  Date, the  Certificate  Paying Agent shall make available to each  Certificateholder the statement or statements  provided to the Owner Trustee and the Certificate
Paying  Agent  by the  Servicer  pursuant  to  Section  4.01 of the  Servicing
Agreement with respect to such Payment Date.

ARTICLE VI

                         Concerning the Owner Trustee

Section 6.01.     Acceptance of Trusts and Duties.  The Owner Trustee  accepts the trusts  hereby  created  and agrees to perform its duties  hereunder  with respect to such trusts,  but only upon the terms of this Trust Agreement.  The
Owner  Trustee and the  Certificate  Paying  Agent also agree to disburse  all moneys actually  received by it constituting part of the Trust Estate upon the terms of this  Trust  Agreement  and the  other  Basic  Documents.  The  Owner
Trustee shall not be answerable  or  accountable  hereunder or under any Basic
Document under any circumstances,  except (i) for its own willful  misconduct, negligence  or bad faith or  negligent  failure  to act or (ii) in the case of the  inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly  made  by  the  Owner  Trustee.  In  particular,  but  not by way of limitation  (and  subject  to  the  exceptions  set  forth  in  the  preceding sentence):

(a)   no provision of this Trust  Agreement or any other Basic  Document shall require  the Owner  Trustee  to expend or risk  funds or  otherwise  incur any financial liability in the performance of any of its rights,  duties or powers hereunder or under any other Basic  Document if the Owner  Trustee  shall have reasonable  grounds for  believing  that  repayment  of such funds or adequate indemnity  against  such  risk  or  liability  is not  reasonably  assured  or provided to it;

(b)   under  no   circumstances   shall  the  Owner   Trustee  be  liable  for
indebtedness  evidenced  by or  arising  under  any  of the  Basic  Documents, including the principal of and interest on the Notes;

(c)   the Owner  Trustee  shall not be  responsible  for or in  respect of the validity  or  sufficiency  of this Trust  Agreement  or for the due  execution hereof by the Depositor  for the form,  character,  genuineness,  sufficiency, value or  validity  of any of the Trust  Estate,  or for or in  respect of the validity or sufficiency of the Basic Documents,  the Notes, the  Certificates,
other than the certificate of authentication on the Certificates,  if executed by the Owner  Trustee and the Owner  Trustee shall in no event assume or incur
any   liability,   duty,   or   obligation   to  any   Noteholder  or  to  any
Certificateholder,  other  than as  expressly  provided  for  herein or in the other Basic Documents;

(d)   the execution,  delivery,  authentication  and  performance by the Owner
Trustee of this Trust  Agreement will not require the  authorization,  consent or approval of, the giving of notice to, the filing or  registration  with, or the taking of any other action with respect to, any governmental  authority or agency;

(e)   the Owner  Trustee  shall not be liable for the default or misconduct of the  Depositor,  Indenture  Trustee  or the  Servicer  under  any of the Basic
Documents or  otherwise  and the Owner  Trustee  shall have no  obligation  or liability to perform the  obligations of the Trust under this Trust  Agreement or the  other  Basic  Documents  that  are  required  to be  performed  by the
Indenture  Trustee  under the  Indenture  or the  Sellers  under the  Purchase
Agreement; and

(f)   the Owner  Trustee  shall be under no  obligation to exercise any of the rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any litigation  under this Trust Agreement or otherwise or in relation to this Trust  Agreement or any other Basic Document, at the request,  order or direction of any of the  Certificateholders,  unless such  Certificateholders  have  offered  to  the  Owner  Trustee  security  or indemnity  satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  Notwithstanding  the
foregoing,   the  Enhancer  may  direct  any   litigation   under  this  Trust
Agreement.  The right of the Owner  Trustee to perform any  discretionary  act enumerated in this Trust  Agreement or in any other Basic  Document  shall not be construed as a duty,  and the Owner  Trustee  shall not be  answerable  for other than its negligence,  bad faith or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing  of  Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports,  notices,  requests,  demands, certificates,  financial statements and any other instruments furnished to the
Trust under the Basic Documents.

Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby
represents   and   warrants  to  the   Depositor,   for  the  benefit  of  the
Certificateholders, that:

(a)   It is a banking  corporation duly organized and validly existing in good standing  under  the  laws of the  State  of  Delaware.  It has all  requisite corporate power and authority to execute,  deliver and perform its obligations under this Trust Agreement;

(b)   It has taken all corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this Trust Agreement will be executed  and  delivered  by one of its  officers  who is duly  authorized  to execute and deliver this Trust Agreement on its behalf;

(c)   Neither the  execution  nor the delivery by it of this Trust  Agreement, nor  the  consummation  by it of  the  transactions  contemplated  hereby  nor compliance  by it with any of the terms or provisions  hereof will  contravene any federal or Delaware law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner  Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)   This  Trust  Agreement,   assuming  due  authorization,   execution  and
delivery by the Owner Trustee and the  Depositor,  constitutes a valid,  legal and  binding  obligation  of the  Owner  Trustee,  enforceable  against  it in
accordance   with  the  terms  hereof   subject  to   applicable   bankruptcy,
insolvency,   reorganization,   moratorium   and  other  laws   affecting  the
enforcement  of  creditors'  rights  generally  and to general  principles  of equity,  regardless of whether such  enforcement is considered in a proceeding in equity or at law;

(e)   The Owner  Trustee is not in default with respect to any order or decree of any  court or any  order,  regulation  or  demand  of any  federal,  state, municipal or governmental  agency,  which default might have consequences that would  materially and adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have  consequences that would materially adversely affect its performance hereunder; and

(f)   No  litigation  is  pending  or,  to the  best  of the  Owner  Trustee's knowledge,  threatened  against the Owner  Trustee  which would  prohibit  its entering into this Trust  Agreement or performing its  obligations  under this
Trust Agreement.

Section 6.04.     Reliance; Advice of Counsel.

(a)   The Owner  Trustee shall incur no liability to anyone in acting upon any
signature,   instrument,   notice,   resolution,   request,   consent,  order,
certificate,  report, opinion, bond, or other document or paper believed by it to be genuine and  believed by it to be signed by the proper party or parties.
The Owner Trustee may accept a certified  copy of a resolution of the board of directors  or  other  governing  body of any  corporate  party  as  conclusive evidence that such  resolution has been duly adopted by such body and that the same is in full  force  and  effect.  As to any fact or matter  the  method of determination  of which  is not  specifically  prescribed  herein,  the  Owner
Trustee  may for all  purposes  hereof  rely on a  certificate,  signed by the president  or any vice  president  or by the  treasurer  or  other  authorized officers  of  the  relevant  party,  as  to  such  fact  or  matter  and  such certificate  shall  constitute  full  protection  to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)   In the  exercise or  administration  of the Trust  hereunder  and in the performance of its duties and  obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney)  pursuant to agreements  entered into with any of them, and the Owner  Trustee  shall not be liable for the conduct or  misconduct of such agents,  attorneys,  custodians or nominees  (including persons acting under a power of attorney) if such  persons  have been  selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with  counsel,  accountants  and other skilled  persons to be selected with  reasonable care and employed by it at the  expense  of the  Trust.  The Owner  Trustee  shall  not be liable  for anything done,  suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel,  accountants  or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section 6.05.     Not Acting in  Individual  Capacity.  Except as  provided in this Article VI, in  accepting  the trusts  hereby  created  Wilmington  Trust
Company  acts  solely as Owner  Trustee  hereunder  and not in its  individual capacity,  and all  Persons  having  any claim  against  the Owner  Trustee by reason of the  transactions  contemplated by this Trust Agreement or any other
Basic   Document   shall  look  only  to  the  Trust  Estate  for  payment  or satisfaction thereof.

Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related
Documents.  The recitals contained herein and in the Certificates  (other than the  signatures  of the Owner Trustee on the  Certificates)  shall be taken as
the   statements  of  the  Depositor,   and  the  Owner  Trustee   assumes  no
responsibility  for the  correctness  thereof.  The  Owner  Trustee  makes  no representations as to the validity or sufficiency of this Trust Agreement,  of any other Basic Document or of the Certificates  (other than the signatures of the  Owner  Trustee  on the  Certificates)  or the  Notes,  or of any  Related
Documents.  The  Owner  Trustee  shall at no time have any  responsibility  or liability  with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be  distributed to  Certificateholders  under this
Trust  Agreement  or the  Noteholders  under  the  Indenture,  including,  the
compliance   by  the   Depositor   or  the  Sellers   with  any   warranty  or
representation  made under any Basic  Document or in any  related  document or the  accuracy  of any such  warranty or  representation,  or any action of the
Certificate  Paying Agent, the Certificate  Registrar or the Indenture Trustee
taken in the name of the Owner Trustee.

Section 6.07.     Owner  Trustee  May Own  Certificates  and Notes.  The Owner
Trustee  in its  individual  or any other  capacity  may  become  the owner or pledgee  of  Certificates  or Notes  and may  deal  with  the  Depositor,  the
Sellers,  the  Certificate  Paying Agent,  the  Certificate  Registrar and the
Indenture  Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

                        Compensation of Owner Trustee

Section 7.01.     Owner  Trustee's Fees and Expenses.  The Owner Trustee shall receive as  compensation  for its  services  hereunder  such fees as have been separately  agreed upon before the date hereof in accordance with Section 6.06 of the Servicing Agreement,  and the Owner Trustee shall be reimbursed for its reasonable  expenses hereunder and under the other Basic Documents,  including the  reasonable  compensation,  expenses  and  disbursements  of such  agents, representatives,  experts  and  counsel as the Owner  Trustee  may  reasonably employ in connection  with the exercise and  performance of its rights and its duties  hereunder and under the other Basic  Documents  which shall be payable by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

Section 7.02.     Indemnification.  The  Certificateholder  of the majority of the Percentage  Interest of the Certificates shall indemnify,  defend and hold harmless the Owner Trustee and its  successors,  assigns,  agents and servants
(collectively,  the  "Indemnified  Parties")  from  and  against,  any and all liabilities,  obligations,  losses, damages, taxes, claims, actions and suits, and  any and all  reasonable  costs,  expenses  and  disbursements  (including reasonable  legal  fees  and  expenses)  of any  kind  and  nature  whatsoever
(collectively,  "Expenses")  which may at any time be imposed on, incurred by, or asserted  against  the Owner  Trustee or any  Indemnified  Party in any way
relating  to  or  arising  out  of  this  Trust  Agreement,  the  other  Basic
Documents,  the Trust Estate,  the  administration  of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

(a)   the  Certificateholder of the majority of the Percentage Interest of the
Class SB  Certificates  shall not be liable for or  required to  indemnify  an
Indemnified  Party from and against  Expenses  arising or  resulting  from the
Owner Trustee's willful misconduct,  negligence or bad faith or as a result of any  inaccuracy  of a  representation  or warranty  contained  in Section 6.03 expressly made by the Owner Trustee;

(b)   with respect to any such claim,  the Indemnified  Party shall have given the  Certificateholder of the majority of the Percentage Interest of the Class
SB Certificates  written notice thereof  promptly after the Indemnified  Party shall have actual knowledge thereof;

(c)   (c)      while   maintaining   control   over  its  own   defense,   the
Certificateholder  of the majority of the Percentage  Interest of the Class SB
Certificates  shall  consult  with the  Indemnified  Party in  preparing  such defense; and

(d)   while maintaining  control over its own defense,  the  Certificateholder of the majority of the Percentage  Interest of the Class SB Certificates shall consult with the Indemnified Party in preparing such defense.

      The indemnities  contained in this Section shall survive the resignation or  termination  of  the  Owner  Trustee  or the  termination  of  this  Trust
Agreement.  In the event of any Proceeding  for which  indemnity may be sought pursuant to this Section 7.02,  the Owner  Trustee's  choice of legal counsel, if other than the legal  counsel  retained by the Owner  Trustee in connection with the execution and delivery of this Trust  Agreement,  shall be subject to the  approval  of the  Certificateholder  of the  majority  of the  Percentage
Interest  of  the  Class  SB   Certificates,   which  approval  shall  not  be
unreasonably  withheld. In addition,  upon written notice to the Owner Trustee and  with the  consent  of the  Owner  Trustee,  which  consent  shall  not be
unreasonably   withheld,   the   Certificateholder  of  the  majority  of  the
Percentage  Interest  of the  Class SB  Certificates  shall  have the right to assume the defense of any Proceeding against the Owner Trustee.

ARTICLE VIII

                        Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement.

(a)   This Trust Agreement  (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the  Indenture  and this Trust  Agreement.  The  bankruptcy, liquidation,  dissolution,  death or incapacity of any Certificateholder shall not (i) operate to terminate this Trust  Agreement or the Trust,  (ii) entitle
such   Certificateholder's   legal   representatives  or  heirs  to  claim  an
accounting  or to take any  Proceeding in any court for a partition or winding up of all or any part of the  Trust or the  Trust  Estate  or  (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)   Except as provided in Section  8.01(a),  neither the  Depositor  nor any
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)   Notice of any  termination of the Trust,  specifying the Payment Date on
which   Certificateholders   shall   surrender   their   Certificates  to  the
Certificate  Paying  Agent for payment of the final  distribution  thereon and cancellation  thereof,  shall  be  given by the  Certificate  Paying  Agent by letter to the  Certificateholders and the Enhancer mailed within five Business
Days of receipt of notice of such termination from the Owner Trustee,  stating
(i) the  Payment  Date upon or with  respect  to which  final  payment  of the
Certificates   shall  be  made  upon   presentation   and   surrender  of  the
Certificates   at  the  office  of  the   Certificate   Paying  Agent  therein
designated,  (ii) the  amount of any such  final  payment  and (iii)  that the
Record Date  otherwise  applicable  to such  Payment  Date is not  applicable, payments being made only upon  presentation  and surrender of the Certificates at  the  office  of  the  Certificate  Paying  Agent  therein  specified.  The
Certificate  Paying Agent shall give such notice to the Owner  Trustee and the
Certificate    Registrar    at   the   time   such    notice   is   given   to
Certificateholders.  Upon presentation and surrender of the Certificates,  the
Certificate  Paying Agent shall cause to be distributed to  Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

      In  the  event  that  all  of  the  Certificateholders  shall  not  have surrendered  their  Certificates for cancellation  within six months after the date specified in the above mentioned written notice,  the Certificate  Paying
Agent shall give a second written  notice to the remaining  Certificateholders to  surrender  their  Certificates  for  cancellation  and  receive  the final distribution  with respect  thereto.  Subject to applicable  laws with respect to escheat of funds,  if within one year  following  the Payment Date on which final  payment of the  Certificates  was to have been made pursuant to Section
3.10, all the Certificates  shall not have been surrendered for  cancellation, the  Certificate  Paying Agent may take  appropriate  steps, or may appoint an agent to take appropriate  steps, to contact the remaining  Certificateholders concerning  surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject  to this
Trust  Agreement.  Any  funds  remaining  in the  Distribution  Account  after exhaustion of such remedies  shall be distributed  by the  Certificate  Paying
Agent to the  Certificateholder  of the majority of the Percentage Interest of the Certificates of the Class with respect to which such amounts are due.

(d)   Upon the winding up of the Trust and its termination,  the Owner Trustee shall cause the  Certificate  of Trust to be cancelled by filing a certificate of cancellation  with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

Section 8.02.     Additional Termination Requirements.

(a)   Each REMIC shall be terminated in accordance with the following additional requirements including upon the exercise by the Servicer of an optional redemption of the Notes pursuant to Section 8.08 of the Servicing
Agreement, unless the Owner Trustee, the REMIC Administrator and the Servicer
have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Owner Trustee) to the effect that the failure of the REMIC to comply with the requirements of this Section 8.02 will not (i) result in the imposition on the Trust Estate of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of the REMICs to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)   The Servicer shall establish a 90-day liquidation period for such REMIC and specify the first day of such period in a statement, which the
      Indenture Trustee shall attach to the Trust Estate's final Tax Return pursuant to Treasury regulations Section 1.860F-1.  The Servicer also shall satisfy all of the requirements of a qualified liquidation for a
      REMIC under Section 860F of the Code and regulations thereunder;

(ii)  The Servicer shall notify the Owner Trustee and the Indenture Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the
      Owner Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Estate in accordance with the terms hereof; and

(iii) If the Servicer is exercising its right to purchase the assets of the
      Trust Estate, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Payment Date, purchase all of the assets of the Trust Estate for cash.

(b)   Each Holder of a Security and the Owner Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Estate in accordance with the terms and conditions of this Agreement.

ARTICLE IX

            Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility   Requirements  for  Owner  Trustee.  The  Owner
Trustee  shall at all times be a  corporation  satisfying  the  provisions  of
Section  3807(a)  of the  Statutory  Trust  Statute;  authorized  to  exercise corporate  trust  powers;  having a combined  capital  and surplus of at least
$50,000,000  and subject to  supervision  or  examination  by federal or state authorities;  and  having  (or  having  a  parent  that  has)  long-term  debt obligations  with a rating of at least A by Moody's or  Standard & Poor's.  If such  corporation  shall  publish  reports  of  condition  at  least  annually pursuant  to law or to  the  requirements  of  the  aforesaid  supervising  or examining  authority,  then for the  purpose  of this  Section,  the  combined capital and  surplus of such  corporation  shall be deemed to be its  combined capital  and surplus as set forth in its most recent  report of  condition  so published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance  with the  provisions  of this Section  9.01,  the Owner Trustee shall  resign  immediately  in the  manner and with the  effect  specified  in
Section 9.02.

Section 9.02.     Replacement of Owner  Trustee.  The Owner Trustee may at any
time  resign and be  discharged  from the trusts  hereby  created by giving 30 days' prior written notice thereof to the Enhancer,  the Indenture Trustee and the  Depositor.  Upon  receiving  such notice of  resignation,  the  Indenture
Trustee shall promptly  appoint a successor  Owner Trustee with the consent of the Enhancer,  which consent shall not be  unreasonably  withheld,  by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning  Owner Trustee and one copy to the successor  Owner Trustee.  If no successor  Owner  Trustee  shall have been so appointed  and have  accepted appointment  within 30 days  after the giving of such  notice of  resignation, the resigning  Owner Trustee may petition any court of competent  jurisdiction for the appointment of a successor Owner Trustee.

      If at  any  time  the  Owner  Trustee  shall  cease  to be  eligible  in accordance  with the provisions of Section 9.01 and shall fail to resign after written  request  therefor  by the  Indenture  Trustee,  or if at any time the
Owner  Trustee shall be legally  unable to act, or shall be adjudged  bankrupt or insolvent,  or a receiver of the Owner Trustee or of its property  shall be appointed,  or any public  officer  shall take  charge or control of the Owner
Trustee or of its  property  or  affairs  for the  purpose of  rehabilitation, conservation  or  liquidation,  then the  Indenture  Trustee may,  and, at the direction of the Enhancer,  shall,  remove the Owner Trustee. If the Indenture
Trustee shall remove the Owner Trustee under the authority of the  immediately preceding  sentence,  the Indenture Trustee shall promptly appoint a successor
Owner Trustee acceptable to the Enhancer by written instrument,  in duplicate, one copy of which  instrument shall be delivered to the outgoing Owner Trustee so removed  and one copy to the  successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner Trustee.  If the Indenture  Trustee is unable to appoint a successor  Owner Trustee within 60 days after any such direction, the  Indenture  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner Trustee.

      Any  resignation  or removal of the Owner Trustee and  appointment  of a successor  Owner  Trustee  pursuant to any of the  provisions  of this Section shall not become  effective  until  acceptance of appointment by the successor
Owner  Trustee  pursuant to Section  9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.     Successor   Owner  Trustee.   Any  successor  Owner  Trustee
appointed  pursuant to Section 9.02 shall execute,  acknowledge and deliver to the  Indenture  Trustee and to its  predecessor  Owner  Trustee an  instrument accepting  such  appointment  under this Trust  Agreement,  and  thereupon the
resignation  or  removal  of  the  predecessor   Owner  Trustee  shall  become
effective,  and such successor Owner Trustee, without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  under this Trust  Agreement,  with like effect as if originally named as Owner Trustee.  The predecessor  Owner Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner Trustee all  documents  and  statements  and  monies  held  by  it  under  this  Trust
Agreement;  and the  predecessor  Owner Trustee shall execute and deliver such instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor  Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept  appointment as provided in this
Section  9.03  unless  at the time of such  acceptance  such  successor  Owner
Trustee shall be eligible pursuant to Section 9.01.

      Upon acceptance of appointment by a successor Owner Trustee  pursuant to this Section  9.03,  the Indenture  Trustee  shall mail notice  thereof to all
Certificateholders,  the Indenture  Trustee,  the  Noteholders  and the Rating
Agencies and the Enhancer.  If the  Indenture  Trustee shall fail to mail such notice within 10 days after  acceptance of such  appointment  by the successor
Owner  Trustee,  the  successor  Owner  Trustee  shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner  Trustee  may be merged or  converted  or with which it may be
consolidated,   or  any  Person  resulting  from  any  merger,  conversion  or consolidation  to which  the Owner  Trustee  shall be a party,  or any  Person succeeding to all or substantially  all of the corporate trust business of the
Owner Trustee, shall be the successor of the Owner Trustee hereunder,  without the  execution or filing of any  instrument  or any further act on the part of any of the parties hereto,  anything  herein to the contrary  notwithstanding;
provided,  that such Person  shall be eligible  pursuant to Section  9.01 and, provided,  further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment    of    Co-Trustee    or   Separate    Trustee.
Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the  purpose of meeting  any legal  requirements  of any  jurisdiction  in which  any part of the  Trust  Estate  may at the time be  located,  the Owner
Trustee shall have the power and shall execute and deliver all  instruments to appoint  one or more  Persons  to act as  co-trustee,  jointly  with the Owner
Trustee,  or as separate trustee or trustees,  of all or any part of the Trust
Estate, and to vest in such Person, in such capacity,  such title to the Trust or any part  thereof and,  subject to the other  provisions  of this  Section, such powers, duties,  obligations,  rights and trusts as the Owner Trustee may consider  necessary or  desirable.  No  co-trustee  or separate  trustee under this Trust  Agreement  shall be required to meet the terms of eligibility as a successor  Owner  Trustee  pursuant  to  Section  9.01  and no  notice  of the appointment of any co-trustee or separate  trustee shall be required  pursuant to Section 9.03.

      Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)   All rights,  powers,  duties and  obligations  conferred or imposed upon the Owner  Trustee  shall be conferred  upon and exercised or performed by the
Owner  Trustee  and such  separate  trustee or  co-trustee  jointly  (it being understood  that such separate  trustee or co-trustee is not authorized to act separately  without  the Owner  Trustee  joining in such  act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts  are  to  be  performed,  the  Owner  Trustee  shall  be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust Estate or any  portion  thereof  in  any  such  jurisdiction)  shall  be  exercised  and performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the Owner Trustee;

(b)   No trustee  under this Trust  Agreement  shall be  personally  liable by reason  of  any  act or  omission  of  any  other  trustee  under  this  Trust
Agreement; and

(c)   The Owner  Trustee may at any time accept the  resignation  of or remove any separate trustee or co-trustee.

      Any notice,  request or other  writing  given to the Owner Trustee shall be  deemed  to have  been  given to each of the  then  separate  trustees  and co-trustees,  as  effectively  as if given to each of them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer to this Trust
Agreement and the  conditions  of this Article IX. Each  separate  trustee and co-trustee,  upon its acceptance of the trusts conferred, shall be vested with the estates or property  specified in its  instrument of  appointment,  either jointly  with the Owner  Trustee or  separately,  as may be provided  therein, subject to all the provisions of this Trust Agreement,  specifically including every provision of this Trust Agreement  relating to the conduct of, affecting the liability of, or affording  protection  to, the Owner  Trustee.  Each such instrument shall be filed with the Owner Trustee.

      Any  separate  trustee or  co-trustee  may at any time appoint the Owner
Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name.  If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates, properties,  rights, remedies and trusts shall vest in and be exercised by the Owner  Trustee,  to the extent  permitted by law,  without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE X

                        Compliance With Regulation AB

Section 10.01.    Intent of the Parties; Reasonableness.

      The  Depositor  and the Owner  Trustee  acknowledge  and agree  that the purpose of this  Article X is to facilitate  compliance by the Depositor  with the  provisions  of Regulation  AB and related  rules and  regulations  of the
Commission.  The  Depositor  shall not exercise its right to request  delivery of information or other  performance under these provisions other than in good faith,  or for purposes other than  compliance  with the  Securities  Act, the
Exchange  Act and the  rules  and  regulations  of the  Commission  under  the
Securities  Act and the Exchange  Act.  The Owner  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation AB may change over time, whether due to interpretive  guidance provided by the Commission or its staff, consensus  among  participants  in  the  mortgage-backed  securities  markets, advice  of  counsel,  or  otherwise,  and  agrees to  comply  with  reasonable requests  made by the  Depositor  in good faith for  delivery  of  information under these provisions on the basis of evolving  interpretations of Regulation
AB. The Owner  Trustee  shall  cooperate  in good  faith  with any  reasonable request by the Depositor for  information  regarding the Owner Trustee that is necessary or required,  in the  reasonable,  good faith  determination  of the
Depositor,   to  permit  the  Depositor  to  comply  with  the  provisions  of
Regulation AB.

Section 10.02.    Additional Representations and Warranties of the Owner
Trustee.

      (a)   The Owner  Trustee shall be deemed to represent and warrant to the
Depositor  as of the date  hereof  and on each  date on which  information  is provided  to the  Depositor  under  Sections 10.01,  10.02(b)  or 10.03  that, except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not received notice that any default,  early amortization
or  other   performance   triggering  event  has  occurred  as  to  any  other
Securitization   Transaction   due  to  any  default  of  the  Owner  Trustee;
(ii) there  are no  aspects  of its  financial  condition  that  could  have a material  adverse effect on the  performance by it of its trustee  obligations under the Trust Agreement or any other Securitization  Transaction as to which it  is  the  trustee;  (iii) there  are  no  material  legal  or  governmental proceedings  pending  (or known to be  contemplated)  against it that would be material to Noteholders;  (iv) there are no  relationships or transactions (as described in  Item 1119(b)  of  Regulation  AB) relating to the Owner  Trustee with  respect to the  Depositor  or any  sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other  material  transaction  party  (as  each  of  such  terms  are  used  in
Regulation AB) relating to the Securitization  Transaction contemplated by the
Trust  Agreement,  as  identified  by the  Depositor  to the Owner  Trustee in writing as of the Closing Date (each, a "Transaction  Party") that are outside the  ordinary  course of  business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third party,  apart from the
Securitization   Transaction,   and  that  are  material  to  the   investors'
understanding  of  the  Certificates;  and  (v) the  Owner  Trustee  is not an
affiliate  (as   contemplated   by  Item 1119(a)  of  Regulation  AB)  of  any
Transaction  Party.  The  Depositor  shall  notify  the Owner  Trustee  of any change in the identity of a Transaction  Party after the Closing Date at least five (5) Business Days prior to January 31 of each calendar year.

      (b)   If so  requested  by the  Depositor  on  any  date  following  the
Closing Date,  the Owner Trustee  shall,  within five Business Days  following such  request,  confirm in writing  the  accuracy of the  representations  and warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation,  provide the pertinent facts, in writing, to the Depositor.  Any such  request  from the  Depositor  shall  not be given  more  than  once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for questioning the accuracy of any of the representations and warranties.

Section 10.03.    Information to Be Provided by the Owner Trustee.

(a)   For so long as the Notes are outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect to any class of  Notes,  the Owner  Trustee  shall  provide  to the  Depositor  a written description of (i) the  commencement of, a material development in or, if applicable,  the termination of, any and all legal proceedings  against the
Owner  Trustee or any and all  proceedings  of which any property of the Owner
Trustee is the subject,  that would be material to  Noteholders;  and (ii) any such  proceedings  known to be contemplated by governmental  authorities  that would be  material to  Noteholders.  the Owner  Trustee  shall also notify the
Depositor,  in  writing,  as promptly as  practicable  following  notice to or discovery  by a  Responsible  Officer  of the Owner  Trustee  of any  material changes to proceedings described in the preceding sentence.  In addition,  the
Owner  Trustee  will  furnish to the  Depositor,  in  writing,  the  necessary disclosure  regarding the Owner Trustee  describing such proceedings  required to be disclosed  under Item 1117 of  Regulation  AB, for  inclusion in reports filed by or on behalf of the  Depositor  pursuant  to the  Exchange  Act.  The
Depositor  will allow the Owner Trustee to review any  disclosure  relating to material  litigation against the Owner Trustee prior to filing such disclosure with the  Commission  to the  extent the  Depositor  changes  the  information provided by the Owner  Trustee.  Any  descriptions  required  with  respect to legal  proceedings,  as well as updates to previously  provided  descriptions, under this  Section 10.03(a)  shall be given no later than five  Business Days prior to the  Determination  Date  following  the month in which the  relevant event occurs.

(b)   For so long as the Notes are outstanding,  for the purpose of satisfying the Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Owner Trustee shall, no later than January 31 of each calendar year,  (i) provide to the Depositor  such  information  regarding the
Owner Trustee as is required for the purpose of compliance  with  Item 1119 of
Regulation AB; provided,  however,  the Owner Trustee shall not be required to provide  such  information  in the event  that there has been no change to the information  previously  provided by the Owner Trustee to the  Depositor;  and
(ii) as  promptly  as  practicable  following  notice  to  or  discovery  by a
Responsible  Officer of the Owner Trustee of any changes to such  information,
provide  to  the  Depositor,  in  writing,  such  updated  information.   Such
information  shall include,  at a minimum,  a description  of any  affiliation
between  the  Owner  Trustee  and  any  of  the   following   parties  to  the
Securitization  Transaction  contemplated  by the  Trust  Agreement,  as  such parties  and their  affiliates  are  identified  to the Owner  Trustee  by the
Depositor in connection  with the closing of each  Securitization  Transaction or, if there has been a change in any such party,  as such party is identified by the  Depositor in a written  notice to the Owner  Trustee at least five (5)
Business Days prior to January 31 of each calendar year:

            (1)   the sponsor;

            (2)   any depositor;

            (3)   the issuing entity;

            (4)   any servicer;

            (5)   any other trustee;

            (6)   any originator;

            (7)   any significant obligor;

            (8)   any enhancement or support provider; and

            (9)   any  other  material  party  related  to any  Securitization
      Transaction.

      In addition,  the Owner Trustee  shall provide a description  of whether there is,  and if so the  general  character  of, any  business  relationship,
agreement,  arrangement,   transaction  or  understanding  between  the  Owner
Trustee and any  above-listed  party that is entered into outside the ordinary course of  business  or is on terms  other than would be  obtained in an arm's
length   transaction   with  an  unrelated   third   party,   apart  from  the
Securitization   Transaction   contemplated  by  the  Trust  Agreement,   that
currently  exists  or that  existed  during  the  past two  years  and that is material to an investor's understanding of the Notes.

(c)   As of the related  Payment Date with respect to each Report on Form 10-D with  respect to the Notes filed by or on behalf of the  Depositor,  and as of
March 15  preceding  the date each  Report on Form  10-K with  respect  to the
Notes is filed,  the Owner  Trustee  shall be deemed to represent  and warrant that any  information  previously  provided  by the Owner  Trustee  under this
Article X  is  materially  correct  and does not have any  material  omissions unless the Owner Trustee has provided an update to such information.

Section 10.04.    Indemnification; Remedies.

(a)   The Owner Trustee shall  indemnify the Depositor,  each affiliate of the
Depositor,  GMACM and each affiliate of GMACM, and the respective  present and former  directors,  officers,  employees and agents of each of the  foregoing, and shall hold each of them  harmless  from and against  any  claims,  losses,
liabilities  (including  penalties),   actions,  suits,  judgments,   demands,
damages,  costs  and  expenses  (including  reasonable  fees and  expenses  of attorneys or, as necessary,  consultants and auditors and reasonable  costs of investigations) that any of them may sustain arising out of or based upon:

                  (i)(A)      any  untrue   statement   of  a  material   fact
contained   or  alleged  to  be   contained   in  any   information,   report,
certification or other material provided under Sections 10.01,  10.02 or 10.03 of this  Article X  by or on behalf of the Owner  Trustee  (collectively,  the
"Owner  Trustee  Information"),  or (B) the  omission  or alleged  omission to state in Owner  Trustee  Information  a material fact required to be stated in
Owner  Trustee  Information  or  necessary  in order  to make  the  statements therein,  in the light of the  circumstances  under which they were made,  not misleading; or

                  (ii)  any  failure  by the  Owner  Trustee  to  deliver  any information,  report,  certification  or other  material  when and as required under Sections 10.02 and 10.03.

(b)   In the case of any failure of  performance  described in  clause (ii) of
Section 10.04(a),   the  Owner  Trustee  shall  (i)  promptly   reimburse  the
Depositor  for all costs  reasonably  incurred  by the  Depositor  in order to obtain the information,  report, certification or other material not delivered by the Owner  Trustee as required  and (ii)  cooperate  with the  Depositor to mitigate any damages that may result from such failure.

(c)   The  Depositor  and  GMACM  shall  indemnify  the  Owner  Trustee,  each affiliate  of  the  Owner  Trustee  and  the  respective  present  and  former directors,  officers,  employees  and agents of the Owner  Trustee,  and shall hold each of them  harmless from and against any losses,  damages,  penalties, fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement of a material  fact  contained or alleged to be  contained  in any  information  provided by or on behalf of the
Depositor or GMACM for  inclusion in any report  filed with  Commission  under
the  Exchange  Act  (collectively,   the  "GMACM  Information"),  or  (ii) the
omission  or alleged  omission  to state in the GMACM  Information  a material fact required to be stated in the GMACM  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading.

(d)   Notwithstanding  any  provision in this  Section 10.04  to the contrary, the  parties  agree that none of the Owner  Trustee,  the  Depositor  or GMACM shall be  liable  to the  other  for any  consequential  or  punitive  damages whatsoever,  whether  in  contract,  tort  (including  negligence  and  strict liability),  or any other legal or  equitable  principle;  provided,  however, that such  limitation  shall not be  applicable  with  respect to third  party claims made against a party.

ARTICLE XI

                                Miscellaneous

Section 11.01.    Amendments.

(a)   (a)      This Trust  Agreement  may be amended  from time to time by the parties  hereto with the consent of the  Enhancer as specified in this Section
11.01,  provided that any such amendment,  except as provided in paragraph (e)
below,  shall be accompanied  by an Opinion of Counsel  addressed to the Owner
Trustee and the Enhancer to the effect that such  amendment  (i) complies with the  provisions  of this  Section  and (ii)  will not  cause  the  Trust to be subject  to any tax or cause any of the  REMICs to fail to  qualify as a REMIC for federal income tax purposes.

(b)   If the  purpose  of any  such  amendment  (as  detailed  therein)  is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered in this Trust  Agreement  (i.e., to give effect to the intent of the  parties),  it shall not be  necessary to obtain the consent of any  Certificateholders,  but the Owner Trustee shall be furnished with (i)
a letter  from each  Rating  Agency  that the  amendment  will not result in a
Rating Event,  determined  without regard to the Policy and (ii) an Opinion of
Counsel  to the  effect  that such  action  will not  adversely  affect in any material respect the interests of any  Certificateholder or the Enhancer,  and the consent of the Enhancer shall be obtained.

(c)   If the  purpose of the  amendment  is to prevent the  imposition  of any federal or state  taxes at any time that any  Security is  outstanding  (i.e., technical  in nature),  it shall not be necessary to obtain the consent of any
Certificateholder,  but the Owner Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or  helpful  to  prevent  the
imposition   of   such   taxes   and  is  not   materially   adverse   to  any
Certificateholder and the consent of the Enhancer shall be obtained.

(d)   If the purpose of the  amendment  is to add or  eliminate  or change any provision of the Trust  Agreement  other than as  contemplated  in (b) and (c)
above,  the  amendment  shall  require (i) the consent of the  Enhancer and an
Opinion of Counsel to the effect that such action  will not  adversely  affect in any  material  respect  the  interests  of any  Certificateholder  and (ii)
either (A) a letter  from each  Rating  Agency  that such  amendment  will not cause a Rating Event,  if determined  without  regard to the Policy or (B) the consent of  Certificateholders  of each  Class of  Certificates  evidencing  a majority of the aggregate  Certificate  Percentage  Interest and the Indenture
Trustee; provided,  however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments  received that are required to
be   distributed   on  any   Certificate   without   the   consent   of   each
Certificateholder  affected thereby and the Enhancer,  or reduce the aforesaid percentage of  Certificates  the  Certificateholders  of which are required to consent to any such amendment,  without the consent of the  Certificateholders of all such Certificates then outstanding.

(e)   No amendment of this Trust  Agreement may provide for the holding of any of the Certificates in book-entry form.

(f)   If the purpose of any such  amendment  is to provide for the issuance of additional  Certificates  representing  an interest in the Trust, it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner
Trustee  shall be furnished  with (i) an Opinion of Counsel to the effect that such action will not  adversely  affect in any material  respect the interests of any  Certificateholders  and (B) a letter  from each  Rating  Agency to the effect  that such  amendment  will not  cause a Rating  Event,  if  determined without  regard  to the  Policy,  and the  consent  of the  Enhancer  shall be obtained.

(g)   Promptly  after the  execution  of any such  amendment  or consent,  the
Owner  Trustee  shall furnish  written  notification  of the substance of such amendment or consent to each  Certificateholder,  the Indenture  Trustee,  the
Enhancer and each of the Rating  Agencies.  It shall not be necessary  for the consent  of  Certificateholders  or the  Indenture  Trustee  pursuant  to this
Section  11.01 to approve the  particular  form of any  proposed  amendment or consent,  but it  shall  be  sufficient  if such  consent  shall  approve  the substance  thereof.  The  manner of  obtaining  such  consents  (and any other consents of Certificateholders  provided for in this Trust Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the execution
thereof  by   Certificateholders   shall  be   subject   to  such   reasonable
requirements as the Owner Trustee may prescribe.

(h)   In  connection  with the  execution of any amendment to any agreement to which  the  Trust is a party,  other  than  this  Trust  Agreement,  the Owner
Trustee shall be entitled to receive and conclusively  rely upon an Opinion of
Counsel to the effect that such  amendment is  authorized  or permitted by the documents  subject to such amendment and that all conditions  precedent in the
Basic  Documents for the  execution  and delivery  thereof by the Trust or the
Owner Trustee, as the case may be, have been satisfied.

      Promptly  after the  execution of any  amendment to the  Certificate  of
Trust,  the Owner  Trustee shall cause the filing of such  amendment  with the
Secretary of State.

Section 11.02.    No  Legal  Title  to Trust  Estate.  The  Certificateholders
shall  not  have  legal   title  to  any  part  of  the  Trust   Estate.   The
Certificateholders  shall be entitled to receive distributions with respect to their undivided  beneficial  interest therein only in accordance with Articles
V and VIII.  No  transfer,  by operation  of law or  otherwise,  of any right, title  or  interest  of  the  Certificateholders  to and  in  their  ownership interest in the Trust Estate shall operate to terminate  this Trust  Agreement or the trusts  hereunder or entitle any  transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03.    Limitations  on Rights of Others.  Except for Section  2.07,
the  provisions  of this Trust  Agreement  are  solely for the  benefit of the
Owner Trustee,  the Depositor,  the  Certificateholders,  the Enhancer and, to
the  extent  expressly   provided  herein,   the  Indenture  Trustee  and  the
Noteholders,  and nothing in this Trust  Agreement  (other than Section 2.07), whether  express or implied,  shall be  construed  to give to any other Person any legal or equitable right,  remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants,  conditions or provisions contained herein.

Section 11.04.    Notices.

(a)   Unless otherwise  expressly  specified or permitted by the terms hereof, all notices  shall be in writing and shall be deemed  given upon  receipt:  if to the Owner  Trustee,  addressed to its  Corporate  Trust  Office;  if to the
Certificate  Paying  Agent,  addressed to The Bank of New York Trust  Company,
N.A., 2 North LaSalle Street,  Suite 1020, Chicago Illinois 60602,  Attention:
Structured  Finance  Services - GMACM Home Equity Loan Trust Series  2006-HE5,
if to the Depositor,  addressed to Residential Asset Mortgage Products,  Inc.,
8400 Normandale  Lake  Boulevard,  Suite 600,  Minneapolis,  Minnesota  55437,
Attention:  President, Re: GMACM Home Equity Loan Trust Series 2006-HE5; if to
the Enhancer,  addressed to Financial  Guaranty  Insurance  Company,  125 Park
Avenue, New York, New York 10017:  Attention:  Structured Finance Surveillance
(GMACM Home Equity Loan Trust 2006-HE5), if to the Rating Agencies,  addressed to Moody's  Investors  Service,  Inc., 99 Church Street,  4th Floor, New York,
New  York  10001  and  Standard  &  Poor's,  a  division  of  The  McGraw-Hill
Companies,  Inc.,  55 Water  Street,  New  York,  New York  10004,  Attention:
Structured  Finance Department - MBS; or, as to each of the foregoing Persons, at such  other  address  as shall be  designated  by such  Person in a written notice to each of the other foregoing Persons.

(b)   Any notice  required  or  permitted  to be given to a  Certificateholder shall be given by first-class  mail,  postage prepaid,  at the address of such
Certificateholder as shown in the Certificate  Register.  Any notice so mailed within the time  prescribed  in this Trust  Agreement  to a  Certificateholder shall be  conclusively  presumed to have been duly given,  whether or not such
Certificateholder receives such notice.

(c)   A copy of any notice  delivered to the Owner  Trustee or the Trust shall also be delivered to the Depositor.

(d)   Where this Trust Agreement provides for a notice, certificate,  opinion, report  or  similar  delivery  to be  given to any  transaction  party or to a
Rating Agency, a copy of such document shall be contemporaneously  sent to the
Enhancer.

Section 11.05.    Severability.  Any  provision of this Trust  Agreement  that is  prohibited  or  unenforceable  in  any  jurisdiction  shall,  as  to  such
jurisdiction,   be   ineffective   to  the  extent  of  such   prohibition  or
unenforceability  without  invalidating the remaining  provisions  hereof, and any  such  prohibition  or  unenforceability  in any  jurisdiction  shall  not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06.    Separate   Counterparts.   This  Trust   Agreement   may  be
executed by the parties  hereto in any number of  counterparts,  each of which
when  so  executed  and  delivered   shall  be  an  original,   but  all  such
counterparts shall together constitute but one and the same instrument.

Section 11.07.    Successors  and Assigns.  All  representations,  warranties, covenants and agreements  contained herein shall be binding upon, and inure to the benefit of, each of the  Enhancer,  the  Depositor,  the Owner Trustee and
its  successors  and each  Certificateholder  and its successors and permitted assigns,  all as herein provided.  Any request,  notice,  direction,  consent, waiver or other  instrument  or action by a  Certificateholder  shall bind the successors and assigns of such Certificateholder.

Section 11.08.    No  Petition.  The  Owner  Trustee,  by  entering  into this
Trust  Agreement,  and each  Certificateholder,  by  accepting a  Certificate, hereby  covenant  and agree that they will not at any time  institute  against the Depositor or the Trust, or join in any  institution  against the Depositor or the Trust of, any  bankruptcy  Proceedings  under any United States federal or state  bankruptcy or similar law in connection  with any obligations to the
Certificates,  the  Notes,  this  Trust  Agreement  or any of the other  Basic
Documents.

Section 11.09.    No  Recourse.   Each   Certificateholder,   by  accepting  a
Certificate,    acknowledges   that   such   Certificateholder's   Certificate
represents a beneficial  interest in the Trust only and does not  represent an interest in or obligation of the  Depositor,  the Sellers,  the Owner Trustee,
the Indenture  Trustee or any Affiliate  thereof,  and that no recourse may be had against  such  Persons or their  assets,  except as may be  expressly  set forth or contemplated in the  Certificates,  this Trust Agreement or the other
Basic Documents.

Section 11.10.    Headings.   The   headings  of  the  various   Articles  and
Sections  herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11.    GOVERNING  LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.12.    Integration.  This Trust  Agreement  constitutes  the entire agreement  among the parties  hereto  pertaining to the subject  matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 11.13.    Rights    of    Enhancer    to    Exercise    Rights   of
Certificateholders.  By  accepting  its  Certificate,  each  Certificateholder agrees that  unless an Enhancer  Default  exists or as  otherwise  provided in this  Agreement,  the Enhancer  shall have the right to exercise all rights of the Certificateholders  under this Trust Agreement without any further consent of the  Certificateholders.  Nothing in this Section,  however, shall alter or modify in any way,  the  fiduciary  obligations  of the Owner  Trustee  to the
Certificateholders  pursuant to this Trust Agreement,  or create any fiduciary obligation  of the Owner  Trustee to the  Enhancer.  The Enhancer  shall be an express third party beneficiary of this Trust Agreement.

      IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized, all as of the day and year first above written.

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                       as Depositor

                                    By: _______________________________
                                          Name: Patricia C. Taylor
                                          Title:   Vice President

                                    WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Owner Trustee, except with
                                       respect to the representations and
                                       warranties contained in Section 6.03
                                       hereof

                                    By:   _________________________________
                                          Name:
                                          Title:

Acknowledged and Agreed:

THE BANK OF NEW YORK TRUST COMPANY,
N.A.,
   as Indenture Trustee, Certificate
Registrar
   and Certificate Paying Agent

By: ___________________________________
      Name:
      Title:

Acknowledged and Agreed for purposes of Article X:

GMAC MORTGAGE, LLC,

By: ____________________________________
      Name: Sandy Blitzer
      Title:   Vice President

                                  EXHIBIT A

                         FORM OF CLASS SB CERTIFICATE

THIS CLASS SB  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS  CLASS SB  CERTIFICATE  IS ISSUED IN THE  PERCENTAGE  INTEREST  SET FORTH
BELOW.  THE  CERTIFICATEHOLDER  OF THIS  CERTIFICATE  HEREBY  CONSENTS  TO ANY
CHANGE IN ITS PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

SOLELY  FOR  U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  NOTE  IS A  "REGULAR
INTEREST" IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986 (THE "CODE").

THIS CLASS SB  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND STATE  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT
FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND IS  TRANSFERRED  IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

NO TRANSFER OF THIS CLASS SB  CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE
REGISTRAR SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION  LETTER, IN THE FORM
OF EXHIBIT G TO THE AGREEMENT,  FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE
EFFECT THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT
TO THE PROHIBITED  TRANSACTION  RESTRICTIONS AND THE FIDUCIARY  RESPONSIBILITY
REQUIREMENTS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986, AS
AMENDED (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY,  ON BEHALF OF
ANY SUCH PLAN OR ANY PERSON  USING  "PLAN  ASSETS,"  WITHIN THE MEANING OF THE
DEPARTMENT OF LABOR REGULATIONS SECTION  2510.3-101,  TO ACQUIRE THIS CLASS SB
CERTIFICATE  (EACH, A "PLAN INVESTOR"),  OR (ii) IF THIS CLASS SB  CERTIFICATE
IS PRESENTED FOR  REGISTRATION  IN THE NAME OF A PLAN INVESTOR,  AN OPINION OF
COUNSEL  ACCEPTABLE  TO  AND  IN  FORM  AND  SUBSTANCE   SATISFACTORY  TO  THE
DEPOSITOR,  THE OWNER TRUSTEE, THE SERVICER AND THE CERTIFICATE REGISTRAR,  TO
THE  EFFECT  THAT THE  PURCHASE  OR HOLDING OF THIS  CLASS SB  CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN  A
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT
THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER OR THE CERTIFICATE  REGISTRAR
TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER
SECTION  406 OF ERISA  OR  SECTION  4975 OF THE  CODE)  IN  ADDITION  TO THOSE
UNDERTAKEN IN THE AGREEMENT.

THE TRANSFEREE OF THIS CLASS SB  CERTIFICATE SHALL BE SUBJECT TO UNITED STATES
FEDERAL  WITHHOLDING TAX UNLESS THE CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED
A CERTIFICATE OF NON-FOREIGN  STATUS CERTIFYING AS TO THE TRANSFEREE'S  STATUS
AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

THIS CLASS SB  CERTIFICATE  DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF
THE SELLERS,  THE DEPOSITOR,  THE SERVICER,  THE INDENTURE TRUSTEE,  THE OWNER
TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED
IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Class:  SB

Certificate No.

Percentage Interest: 100%

Cut-Off Date:  November 1, 2006

Date of Trust Agreement:  November 29, 2006

First Payment Date:  December 26, 2006

Final Payment Date:  February 25, 2037

          GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2006-HE5

             evidencing a fractional undivided interest in GMACM
             Home Equity Loan Trust 2006-HE5 (the "Issuer"), the
             property of which consists primarily of the Mortgage
                                    Loans.

      This  Class SB  Certificate  is  payable  solely  from the assets of the
Trust  Estate,  and does not  represent  an  obligation  of or interest in the
Depositor,  the Sellers,  the  Servicer,  the  Indenture  Trustee or the Owner
Trustee  or  any  of  their  Affiliates.  This  Class SB  Certificate  is  not guaranteed or insured by any governmental  agency or instrumentality or by the
Depositor,  the Sellers,  the  Servicer,  the  Indenture  Trustee or the Owner
Trustee or any of their affiliates.  None of the Depositor,  the Sellers,  the
Servicer,  the  Indenture  Trustee  or the  Owner  Trustee  or  any  of  their
Affiliates  will have any obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that GMAC  Mortgage,  LLC is the registered  owner of the
Certificate  Percentage  Interest  evidenced by this Class SB  Certificate (as set forth on the face  hereof) in certain  distributions  with  respect to the
Trust  Estate,   consisting  primarily  of  the  Mortgage  Loans,  created  by
Residential Asset Mortgage  Products,  Inc. (the  "Depositor").  The Trust (as
defined  herein)  was  created  pursuant  to a  trust  agreement  dated  as of
November  29,  2006 (as  amended  and  supplemented  from  time to  time,  the
"Agreement"),  between the Depositor and Wilmington  Trust  Company,  as owner trustee (the "Owner  Trustee," which term includes any successor  entity under the Agreement),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  Capitalized  terms used herein  that are not  otherwise defined  shall  have  the  meanings  ascribed  thereto  in  Appendix  A to the indenture  dated as of November 29, 2006,  between the Trust and the Indenture
Trustee.  This  Class SB  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Certificateholder  of this Class SB  Certificate  by virtue of the  acceptance hereof assents and by which such Certificateholder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each March, June,  September and December or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the "Payment
Date"),  commencing on the first Payment Date specified  above,  to the Person in  whose  name  this  Class SB  Certificate  is  registered  at the  close of business  on the last  day (or if such  last day is not a  Business  Day,  the
Business Day  immediately  preceding  such last day) of the month  immediately preceding the month of such  distribution  (the "Record  Date"),  in an amount equal to the pro rata portion  evidenced by this Class SB  Certificate  (based on the Percentage  Interest stated on the face hereon) of the amount,  if any, required to be distributed to  Certificateholders  of Class SB Certificates on
such Payment Date.  Distributions  on this Class SB  Certificate  will be made as provided in the Agreement by the Certificate  Paying Agent by wire transfer or  check  mailed  to the  Certificateholder  of  record  in  the  Certificate
Register  without the  presentation or surrender of this Class SB  Certificate or the making of any notation  hereon.  Pursuant to the  Agreement,  the Trust
has  issued  three  Classes  of  Certificates,   designated  as  the  Class SB
Certificates, the Class R-I Certificates and the Class R-II Certificates.

      Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final distribution on this Class SB  Certificate will be made after
due  notice  by  the  Certificate   Paying  Agent  of  the  pendency  of  such
distribution  and  only  upon  presentation  and  surrender  of this  Class SB
Certificate at the Corporate Trust Office of the Certificate Registrar.

      No  transfer  of this  Class SB  Certificate  will be made  unless  such transfer is exempt from the  registration  requirements  of the Securities Act of  1933,  as  amended  (the  "Securities  Act"),  and  any  applicable  state securities  laws or is made in accordance  the  Securities  Act and such state laws.  In the event that such a transfer  is to be made,  (i) the  Certificate
Registrar or the  Depositor  may require an Opinion of Counsel  acceptable  to and in form and substance  satisfactory to the  Certificate  Registrar and the
Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made  pursuant to the  registration requirements  of the  Securities  Act,  and of any  applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form described in the Agreement and (iii) the  Certificate  Registrar shall require
the  transferee  to  execute  an  investment   letter  and  a  Certificate  of
Non-Foreign   Status  in  the  form  described  by  the  Agreement  (or  if  a
Certificate  of Non-Foreign  Status is not provided,  an Opinion of Counsel as described  in the  Agreement),  which  investment  letter and  certificate  or
Opinion  of  Counsel  shall  not be at the  expense  of the  Trust,  the Owner
Trustee,  the Certificate  Registrar or the Depositor.  The  Certificateholder
hereof  desiring  to effect such  transfer  shall,  and does hereby  agree to, indemnify the Trust,  the Owner Trustee,  the Depositor,  the Servicer and the
Certificate  Registrar  against any liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  federal  and state laws.  In  connection  with  any  such  transfer,  the  Certificate  Registrar
(unless  otherwise  directed by the Depositor)  will also require either (i) a representation  letter,  in the form of  Exhibit G to the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the
prohibited   transaction   restrictions   or  the   fiduciary   responsibility
requirements  of ERISA or  Section  4975 of the Code (a  "Plan"),  any  person acting,  directly  or  indirectly,  on behalf  of any such Plan or any  Person using the  "plan  assets,"  within  the  meaning  of the  Department  of Labor
Regulations Section 2510.3-101,  to effect such acquisition  (collectively,  a
"Plan Investor") or (ii) if such transferee is a Plan Investor,  an Opinion of
Counsel  acceptable  to  and  in  form  and  substance   satisfactory  to  the
Depositor,  the Owner Trustee, the Servicer and the Certificate Registrar,  to
the  effect  that the  purchase  or holding of such  Class SB  Certificate  is permissible  under  applicable  law,  will  not  constitute  or  result  in  a prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code
(or comparable  provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee,  the Servicer or the Certificate  Registrar
to any obligation or liability  (including  obligations  or liabilities  under
Section  406 of ERISA  or  Section  4975 of the  Code)  in  addition  to those undertaken in the Agreement.

      This  Class SB  Certificate  is  one  of  a  duly  authorized  issue  of
Certificates  designated as GMACM Home Equity Loan-Backed  Certificates of the
Series specified hereon (the "Certificates").

      The  Certificateholder of this Class SB  Certificate,  by its acceptance hereof,  agrees  that it will  look  solely  to the  funds on  deposit  in the
Distribution  Account that have been  released  from the Lien of the Indenture for payment  hereunder  and that neither the Owner  Trustee in its  individual capacity nor the Depositor is personally liable to the  Certificateholders for any amount  payable  under this  Class SB  Certificate  or the  Agreement  or, except as expressly provided in the Agreement,  subject to any liability under the Agreement.

      The  Certificateholder  of this Class SB  Certificate  acknowledges  and agrees that its rights to receive  distributions  in respect of this  Class SB
Certificate are  subordinated to the rights of the Noteholders as described in the Indenture.

      Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such  Certificateholder will not at any time institute against the Depositor,  or join in any institution  against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any United States  federal or state bankruptcy or similar law in connection with any  obligations  relating to the
Certificates, the Notes, the Agreement or any of the other Basic Documents.

      The  Agreement   permits  the  amendment  thereof  as  specified  below,
provided that any amendment be  accompanied by the consent of the Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment complies with the  provisions of the Agreement and will not cause the Trust to be subject to an entity  level tax.  If the purpose of any such  amendment  is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any  matter not  covered,  it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner  Trustee  shall be furnished with a letter from each Rating Agency to the effect that such  amendment  will not cause a Rating  Event  determined  without  regard to the Policy,  and the consent  of the  Enhancer  shall  be  obtained.  If the  purpose  of any  such amendment  is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be  necessary to obtain the  consent  of the any  Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or helpful to prevent the imposition of such taxes and is not materially  adverse to any  Certificateholder  and the consent of the Enhancer  shall be obtained.
If  the  purpose  of  the  amendment  is to add or  eliminate  or  change  any provision  of the  Agreement,  other than as specified  in the  preceding  two sentences,  the amendment  shall require  either (a) a letter from each Rating
Agency  to the  effect  that  such  amendment  will not  cause a Rating  Event
(determined   without   regard   to  the   Policy  or  (b)  the   consent   of
Certificateholders   of  a  majority  of  the  Percentage   Interests  of  the
Certificates  and  the  Indenture  Trustee;  provided,  however,  that no such amendment  shall (i) reduce in any manner the amount of, or delay the time of, payments  received  that are  required to be  distributed  on any  Certificate without  the  consent  of all  Certificateholders  affected  thereby  and  the
Enhancer,  or  (ii)  reduce  the  aforesaid  percentage  of  Certificates  the
Certificateholders  of which are  required  to consent  to any such  amendment without the consent of the  Certificateholders  of all such  Certificates then outstanding.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Class SB  Certificate is  registerable in the
Certificate   Register  upon  surrender  of  this  Class SB   Certificate  for
registration  of transfer at the  Corporate  Trust  Office of the  Certificate
Registrar,   accompanied   by  a  written   instrument  of  transfer  in  form
satisfactory   to   the   Certificate   Registrar   duly   executed   by   the
Certificateholder hereof or such Certificateholder's  attorney duly authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing the same  Class and  aggregate  Percentage  Interest
will  be  issued  to  the  designated  transferee.   The  initial  Certificate
Registrar appointed under the Agreement is the Owner Trustee.

      Except as provided  in the  Agreement,  the  Class SB  Certificates  are
issuable only in minimum  denominations of a 10.0000%  Percentage Interest and in integral multiples of a 0.0001% Percentage  Interest in excess thereof.  As provided  in the  Agreement  and  subject to certain  limitations  therein set
forth,   the  Class SB   Certificates   are   exchangeable  for  new  Class SB
Certificates    of   authorized    denominations,    as   requested   by   the
Certificateholder  surrendering the same. This Class SB  Certificate is issued in the Percentage Interest above.

      No service charge will be made for any such  registration of transfer or exchange,  but the Owner  Trustee or the  Certificate  Registrar  may  require payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

      The  Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar and any agent of the Owner Trustee,  the  Certificate  Paying Agent, or the Certificate  Registrar may treat the Person in whose name this Class SB
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar or
any such agent shall be affected by any notice to the contrary.

      This  Class SB  Certificate  shall  be  governed  by  and  construed  in accordance with the laws of the State of Delaware.

      The  obligations  created by the  Agreement in respect of this  Class SB
Certificate  and the Trust  created  thereby  shall  terminate  upon the final distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed by an authorized  officer of the Owner Trustee,  or an authenticating agent by manual signature,  this Class SB Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                           [Signature Page Follows]

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its  individual  capacity,  has caused this Class SB Certificate to be duly executed.

                                       GMACM HOME EQUITY LOAN TRUST 2006-HE5

                                       By:        WILMINGTON TRUST COMPANY,
                                              not in its  individual  capacity
                                              but solely as Owner Trustee

Dated: November 29, 2006               By: __________________________________
                                                 Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: ________________________________________
        Authorized Signatory

or as Authenticating Agent of the Trust

By:__________________________________________
        Authorized Signatory

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 _____________________________________________________________________________
                        (name and address of assignee)

the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing __________________________________________________
to transfer said Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:_____________________
                                  _____________________________________ */
                                            Signature Guaranteed:

                                       ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                          DISTRIBUTION INSTRUCTIONS

      The assignee  should  include the following for the  information  of the
Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to      ______________________________________for       the      account      of
______________________________,  account number _________________, or, if mailed by check, to________________________.

      Applicable        statements       should       be       mailed       to
_________________________________.

                                       ________________________________
                                       Signature of assignee or agent
                                       (for authorization of wire
                                       transfer only)

                                  EXHIBIT B

                             CERTIFICATE OF TRUST

                                      OF

                    GMACM HOME EQUITY LOAN TRUST 2006-HE5

      THE  UNDERSIGNED,  Wilmington  Trust  Company,  as  owner  trustee  (the
"Trustee"),  for the purpose of forming a statutory  trust does hereby certify as follows:

      1.    The name of the statutory trust is:

            GMACM HOME EQUITY LOAN TRUST 2006-HE5

      2.    The name and  business  address of the  Trustee  of the  statutory trust in the State Delaware is Wilmington Trust Company,  Rodney Square North,
1100 North Market Street, Wilmington, Delaware 19890.

      3.    The statutory  trust reserves the right to amend,  alter,  change, or repeal any provision  contained in this  Certificate of Trust in the manner now or hereafter prescribed by law.

      4.    This Certificate of Trust shall be effective upon filing.

      THE UNDERSIGNED,  being the Trustee  hereinbefore named, for the purpose of forming a  statutory  trust  pursuant  to the  provisions  of the  Delaware
Statutory  Trust Act, does make this  certificate of trust,  hereby  declaring and further  certifying  that this is its act and deed and that to the best of the undersigned's knowledge and belief the facts herein stated are true.

                                       WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as owner trustee under the
                                          trust agreement to be dated as of
                                          November 29, 2006

                                       By:___________________________________
                                          Name:
                                          Title:

Dated:  November 29, 2006

                                  EXHIBIT C

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

      The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described  above to the  undersigned  buyer
(the "Buyer").

      1.    In  connection  with  such  transfer  and in  accordance  with the agreements  pursuant to which the Rule 144A Securities were issued, the Seller hereby  certifies  the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other  similar  security  to,  or  solicited  any  offer  to buy or  accept  a transfer,  pledge  or other  disposition  of the  Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security with, any  person  in any  manner,  or made  any  general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute  a  distribution  of the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

      2.    The Buyer  warrants and  represents  to, and covenants  with,  the
Owner  Trustee  and the  Depositor,  pursuant  to  Section  3.05 of the  trust
agreement   dated  as  of  November  29,  2006  (the   "Agreement"),   between
Residential  Asset Mortgage  Products,  Inc., as depositor (the  "Depositor"), and  Wilmington  Trust  Company,  as owner trustee (the "Owner  Trustee"),  as follows:

            a. The Buyer  understands  that the Rule 144A  Securities have not been registered under the 1933 Act or the securities laws of any state.

            b.  The  Buyer  considers  itself  a  substantial,   sophisticated
      institutional   investor   having  such   knowledge  and  experience  in
      financial  and  business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

            c. The Buyer has been  furnished  with all  information  regarding the Rule 144A  Securities  that it has  requested  from the Seller,  the
      Indenture Trustee, the Owner Trustee or the Servicer.

            d.  Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

            e. The  Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification to that effect attached hereto as Annex 1 or
      Annex 2.  The  Buyer  is  aware  that  the  sale to it is being  made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own  account or the  accounts of other  qualified  institutional buyers,  understands  that  such  Rule 144A  Securities  may be  resold, pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the  resale,  pledge or  transfer is being made in reliance on Rule
      144A, or (ii) pursuant to another exemption from registration  under the
      1933 Act.

      3.    The Buyer represents that:

            (i)   either (a) or (b) is satisfied, as marked below:

                              a.  The  Buyer is not any employee  benefit plan
            subject to the Employee  Retirement  Income  Security Act of 1974,
            as amended  ("ERISA"),  or the Internal  Revenue Code of 1986,  as
            amended (the "Code"), a Person acting, directly or indirectly,  on behalf of any such plan or any Person acquiring such  Certificates with "plan assets" of a Plan within the meaning of the  Department of Labor Regulations Section 2510.3-101; or

                              b.  The  Buyer will provide the  Depositor,  the
            Owner  Trustee,  the  Certificate  Registrar and the Servicer with either: (x) an opinion of counsel,  satisfactory to the Depositor, the Owner Trustee, the Certificate  Registrar and the Servicer, to
            the effect that the  purchase and holding of a  Certificate  by or on behalf of the Buyer is permissible  under  applicable law, will not  constitute  or  result  in  a  prohibited  transaction  under
            Section  406 of ERISA or Section  4975 of the Code (or  comparable provisions of any subsequent  enactments) and will not subject the
            Depositor,  the Owner Trustee,  the  Certificate  Registrar or the
            Servicer to any  obligation  or liability  (including  liabilities under  ERISA or  Section  4975 of the Code) in  addition  to those undertaken in the Trust Agreement,  which opinion of counsel shall not be an  expense  of  the  Depositor,  the  Owner  Trustee,  the
            Certificate  Registrar  or the  Servicer;  or (y) in  lieu of such opinion of counsel,  a  certification  in the form of Exhibit G to the Trust Agreement; and

            (ii)  the  Buyer  is  familiar  with  the  prohibited  transaction restrictions and fiduciary  responsibility  requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands  that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph 3.

      This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      Capitalized  terms used herein that are not otherwise defined shall have the  meanings  ascribed  thereto in  Appendix A to the  indenture  dated as of
November 29, 2006, between the Trust and the Indenture Trustee.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer

By:                                         By:
   Name:                                    Name:
   Title:                                   Title:

Taxpayer Identification:                 Taxpayer Identification:

No.                                         No.

Date:                                    Date:

                                                          ANNEX 1 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this certification is attached:

      1.    As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

      2.    In connection with purchases by the Buyer, the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or
invested on a discretionary basis $                                (1) in
securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                  Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar statutory trust, partnership, or
            charitable organization described in Section 501(c)(3) of the
            Internal Revenue Code.

                  Bank.  The Buyer (a) is a national bank or banking
            institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  Savings and Loan.  The Buyer (a) is a savings and loan
            association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

                  Broker-Dealer.  The Buyer is a dealer registered pursuant
            to Section 15 of the Securities Exchange Act of 1934, as amended.

                  Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

                  State or Local Plan.  The Buyer is a plan established and
            maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

                  ERISA Plan.  The Buyer is an employee benefit plan within
            the meaning of Title I of the Employee Retirement Income Security
            Act of 1974, as amended.

                  Investment Adviser.  The Buyer is an investment adviser
            registered under the Investment Advisers Act of 1940. as amended.

                  SBIC.  The Buyer is a Small Business Investment Company
            licensed by the U.S. Small Business Administration under Section
            301(c) or (d) of the Small Business Investment Act of 1958, as
            amended.

                  Business Development Company.  The Buyer is a business
            development company as defined in Section 202(a)(22) of the
            Investment Advisers Act of 1940, as amended.

                  Trust Fund.  The Buyer is a trust fund whose trustee is a
            bank or trust company and whose participants are exclusively (a)
            plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or
            (b) employee benefit plans within the meaning of Title I of the
            Employee Retirement Income Security Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

      3.    The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv)
loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5.    The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A
Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                          Will the Buyer be purchasing the
      Rule 144A
             Yes       No     Securities only for the Buyer's own account?

      6.    If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule
144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule
144A.

      7.    The Buyer will notify each of the parties to which this
certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                       Print Name of Buyer

                                       By:  __________________________
                                             Name:
                                             Title:

                                       Date:

                                                          ANNEX 2 TO EXHIBIT C

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this certification is attached:

      1.    As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

      2.    In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment
Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the
Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

                         The Buyer owned $ _______________  in securities (other
                    than the  excluded  securities  referred to below) as of the end of the  Buyer's  most recent  fiscal  year (such  amount being calculated in accordance with Rule 144A).

                         The Buyer is part of a Family of  Investment  Companies
                    which owned in the aggregate $________________ in securities
                    (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4.    The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer or are part of the
Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

      5.    The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

      6.    The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       Print Name of Buyer

                                       By: ____________________________
                                          Name:
                                          Title:

                                       IF AN ADVISER:

                                       Print Name of Buyer

                                       Date:
____________________
(1)  Buyer must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                  EXHIBIT D

                    FORM OF INVESTOR REPRESENTATION LETTER

                      ____________,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

            Re:   Residential Asset Mortgage Products, Inc.,
                  GMACM Home Equity Loan-Backed Certificates, Series 2006-HE5

Ladies and Gentlemen:

            ___________________ (the "Purchaser") intends to purchase from
__________________________ (the "Seller")__________________% Certificate
Percentage Interest of the Class [__] Certificates, Series 2006-HE5 (the
"Certificates"), issued pursuant to the trust agreement dated as of November
29, 2006 (the "Trust Agreement"), between Residential Asset Mortgage
Products, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The
Bank of New York Trust Company, N.A., as Certificate Registrar.  Capitalized
terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of November 29,
2006, between the Trust and the Indenture Trustee.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

            1.    The Purchaser understands that (a) the Certificates have
      not been and will not be registered or qualified under the Securities
      Act of 1933, as amended (the "Act"), or any state securities law, (b)
      the Company is not required to so register or qualify the Certificates,
      (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available,
      (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

            2.    The Purchaser is acquiring the Certificates for its own
      account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

            3.    The Purchaser is (a) a substantial, sophisticated
      institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
      Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a)
      promulgated pursuant to the Act.

            4.    The Purchaser has been furnished with, and has had an
      opportunity to review a copy of the Trust Agreement and such other information concerning the Certificates, the Mortgage Loans and the
      Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the
      Certificates.  The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

            5.    The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any
      Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that
      (as to any of (a) through (d) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any
      Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the
      Certificates, except in compliance with the provisions of the Trust
      Agreement.

            6.    The Purchaser represents:

                  (i) that either (a) or (b) is satisfied, as marked below:

                              a.    The Purchaser is not any employee benefit
            plan subject to the Employee Retirement Income Security Act of
            1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such
            Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                              b.    The Purchaser will provide the Depositor,
            the Owner Trustee, the Certificate Registrar and the Servicer
            with either: (x) an opinion of counsel, satisfactory to the
            Depositor, the Owner Trustee, the Certificate Registrar and the
            Servicer, to the effect that the purchase and holding of a
            Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the
            Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the
            Certificate Registrar or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the
            Depositor, the Owner Trustee, the Certificate Registrar or the
            Servicer; or (y) in lieu of such opinion of counsel, a
            certification in the form of Exhibit G to the Trust Agreement; and

                  (ii) the Purchaser is familiar with the prohibited
      transaction restrictions and fiduciary responsibility requirements of
      Sections 406 and 407 of ERISA and Section 4975 of the Code and
      understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

            7.    The Purchaser is not a non-United States person.

                                       Very truly yours,

                                       By: _____________________________
                                          Name:
                                          Title:

                                  EXHIBIT E

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                        __________, _________

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

            Re:   Residential Asset Mortgage Products, Inc.
                  GMACM Home Equity Loan-Backed Certificates, Series 2006-HE5

Ladies and Gentlemen:

                ___________________(the "Purchaser") intends to purchase from
________________________ (the "Seller") a ______% Percentage Interest of
Certificates of the Class [__] Certificates, Series 2006-HE5 (the
"Certificates"), issued pursuant to the trust agreement dated as of November
29, 2006 (the "Trust Agreement"), between Residential Asset Mortgage
Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by The
Bank of New York Trust Company, N.A., as Certificate Registrar.  Capitalized
terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of November 29,
2006, between the Trust and the Indenture Trustee.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

      Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c)
has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the
Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will

not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the
Trust Agreement.

                                       Very truly yours,

                                       (Seller)

                                       By: ____________________________
                                          Name:
                                          Title:

                                  EXHIBIT F

                  FORM OF CERTIFICATE OF NON-FOREIGN STATUS

      This Certificate of Non-Foreign Status is delivered pursuant to Section
3.05 of the trust agreement dated as of November 29, 2006 (the "Trust
Agreement"), between Residential Asset Mortgage Products, Inc., as depositor
(the "Depositor"), and Wilmington Trust Company, as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of GMACM Home Equity Loan-Backed
Certificates, Series 2006-HE5 (the "Certificates").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of November 29, 2006, between the Trust and the Indenture Trustee.

      Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

      In addition, each holder shall submit with the Certificate an IRS Form
W-9 relating to such holder.

      To confirm to the Trust that the provisions of Sections 871, 881 or
1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

            A.    Individual as Beneficial Owner

                  1.    I am (the Beneficial Owner is ) not a non-resident
                        alien for purposes of U.S. income taxation;

                  2.    My (the Beneficial Owner's) name and home address are:

                        _________________________________________; and

                  3.    My (the Beneficial Owner's) U.S. taxpayer
                        identification number (Social Security Number) is
                        _______________________.

            B.    Corporate, Partnership or Other Entity as Beneficial Owner

                  1.                                 (Name of the Beneficial
                        Owner) is not a foreign corporation, foreign
                        partnership, foreign trust or foreign estate (as
                        those terms are defined in the Code and Treasury
                        Regulations;

                  2..   The Beneficial Owner's office address and place of
                        incorporation (if applicable) is_________________; and

                  3.    The Beneficial Owner's U.S. employer identification
                        number is _________________________.

Part II -   Nominees

      If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

                   an IRS Form W-9

                   a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in
Beneficial Owners, the undersigned agrees to submit a new Certificate of
Non-Foreign Status to the Trust promptly after such change.

Part III -  Declaration

      The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial
Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

  ______________________________________
                Name

  _______________________________________
        Title (if applicable)

  _______________________________________
         Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                  EXHIBIT G

                     FORM OF ERISA REPRESENTATION LETTER

                         __________ ,___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage, LLC
100 Witmer Road
Horsham, Pennsylvania 19044

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

            Re:   Residential Asset Mortgage Products, Inc.
                  GMACM Home Equity Loan-Backed Certificates, Series 2006-HE5

Dear Sirs:

                       ______________________________(the "Transferee")
intends to acquire from _____________________________________________ (the
"Transferor") a  _____________% Percentage Interest of GMACM Home Equity
Loan-Backed Certificates, Series 2006-HE5 (the "Certificates"), issued pursuant to a trust agreement dated as of November 29, 2006, between
Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee").
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of November
29, 2006, between the Trust and the Indenture Trustee.

      The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar
and the Servicer that:

      The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section
      3(3) of the Employee Retirement Income Security Act of 1974, as amended
      ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue
      Code of 1986, as amended (the "Code") (any of the foregoing, a "Plan"),
      (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") Regulations Section
      2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL
      Regulations Section 2510.3-101.

            The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                       Very truly yours,

                                       By: __________________________
                                          Name:
                                          Title:

                                  EXHIBIT H

                        FORM OF REPRESENTATION LETTER

                         ________________ ,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage, LLC
100 Witmer Road
Horsham, Pennsylvania 19044

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

            Re:   Residential Asset Mortgage Products, Inc.
                  GMACM Home Equity Loan-Backed Certificates, Series 2006-HE5

Dear Sirs:

                        ______________________ (the "Transferee") intends
to acquire from ___________________________________________(the "Transferor")
a ______% Percentage Interest of GMACM Home Equity Loan-Backed Certificates,
Series 2006-HE5 (the "Certificates"), issued pursuant to a trust agreement dated as of November 29, 2006 (the "Trust Agreement"), Residential Asset
Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust
Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of November 29, 2006, between the Trust and the Indenture Trustee.

      The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar
and the Servicer that:

            (1)   the Transferee is acquiring the Certificate for its own
      behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

            (2)   the Transferee is not a partnership, grantor trust or S
      corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                       Very truly yours,

                                       By:__________________________________
                                          Name:
                                          Title:

                                 EXHIBIT I-1

      FORM OF CLASS R-I CERTIFICATES
THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986 (THE "CODE").

NO  TRANSFER  OF  THIS  CERTIFICATE  MAY BE  MADE TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES  EITHER A  CERTIFICATION  PURSUANT TO SECTION 3.05 OF THE
AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY TO THE SERVICER,  THE COMPANY
AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT CONSTITUTE OR
RESULT  IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406  OF THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT THE  SERVICER,  THE COMPANY OR
THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN
THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE
ONLY IF THE PROPOSED  TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER
AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY
STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES,
OR ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN
INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS  ACTIVITIES ARE SUBJECT
TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS IS NOT
SELECTED  BY  SUCH  GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY
INTERNATIONAL ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE
FOREGOING,  (C) ANY  ORGANIZATION  (OTHER THAN CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY
CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED
BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511 OF THE
CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE
COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING
LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED
IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS  A  "DISQUALIFIED  ORGANIZATION"),  OR  (F)  AN  AGENT  OF  A  DISQUALIFIED
ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE  ASSESSMENT OR
COLLECTION  OF TAX  AND  (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN  ADDITIONAL
CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
OR AN AGENT OF A DISQUALIFIED ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED
TO BE OF NO LEGAL  FORCE OR EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE
DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
NOT  LIMITED  TO,  THE  RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-I Certificate

Percentage Interest: 100%

Cut-Off Date:  November 1, 2006

Date of Trust Agreement: November 29, 2006

First Payment Date:  December 26, 2006

Final Payment Date:  February 27, 2037

          GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2006-HE5

             evidencing a fractional undivided interest in GMACM
              Home Equity Loan Trust 2006-HE5 (the "Trust"), the
             property of which consists primarily of the Mortgage
                                    Loans.

      This  Certificate is payable solely from the assets of the Trust Estate, and does not  represent an  obligation  of or interest in the  Depositor,  the
Sellers,  the Servicer,  the Indenture  Trustee or the Owner Trustee or any of
their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any governmental agency or instrumentality or by the Depositor,  the Sellers,  the
Servicer,  the  Indenture  Trustee  or the  Owner  Trustee  or  any  of  their affiliates.  None of the Depositor,  the Sellers, the Servicer,  the Indenture
Trustee  or the  Owner  Trustee  or any of  their  Affiliates  will  have  any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that GMAC  Mortgage,  LLC is the registered  owner of the
Certificate  Percentage  Interest  evidenced by this Certificate (as set forth on the face  hereof)  in  certain  distributions  with  respect  to the  Trust
Estate,  consisting  primarily of the Mortgage  Loans,  created by Residential
Asset  Mortgage  Products,  Inc.  (the  "Depositor").  The Trust  (as  defined herein) was created  pursuant to a trust  agreement  dated as of November  29,
2006  (as  amended  and  supplemented  from  time to time,  the  "Agreement"), between the  Depositor and  Wilmington  Trust  Company,  as owner trustee (the
"Owner   Trustee,"  which  term  includes  any  successor   entity  under  the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  Capitalized  terms  used  herein  that  are  not  otherwise defined  shall  have  the  meanings  ascribed  thereto  in  Appendix  A to the indenture  dated as of November 29, 2006,  between the Trust and the Indenture
Trustee.  This  Certificate  is issued  under  and is  subject  to the  terms,
provisions  and  conditions  of  the   Agreement,   to  which   Agreement  the
Certificateholder  of this  Certificate  by  virtue of the  acceptance  hereof assents and by which such Certificateholder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each March, June,  September and December or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the "Payment
Date"),  commencing on the first Payment Date specified  above,  to the Person in whose name this  Certificate  is registered at the close of business on the last  day (or if  such  last  day is not a  Business  Day,  the  Business  Day immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate  (based on the Percentage  Interest stated on the face hereon) of the amount,  if any,  required to be distributed to Certificateholders  of Certificates on such Payment Date.  Distributions on this  Certificate will be made as provided in the Agreement by the Certificate
Paying  Agent by wire  transfer or check  mailed to the  Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this Certificate or the making of any notation hereon.

      Except as otherwise  provided in the Agreement and  notwithstanding  the above,  the final  distribution  on this  Certificate  will be made  after due notice by the  Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the Corporate
Trust  Office  of  the  Certificate   Registrar.   This   Certificate  has  no
Certificate Balance.

      Each  Certificateholder  of  this  Certificate  will be  deemed  to have agreed  to be bound by the  restrictions  set  forth in the  Agreement  to the effect that (i) each person  holding or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a Permitted  Transferee,
(ii) the  transfer  of any  Ownership  Interest  in this  Certificate  will be conditioned  upon the  delivery  to the  Indenture  Trustee  of,  among  other things,  an  affidavit  to the effect  that it is a United  States  Person and
Permitted  Transferee,  (iii)  any  attempted  or  purported  transfer  of any
Ownership  Interest in this Certificate in violation of such restrictions will be  absolutely  null  and  void  and  will  vest no  rights  in the  purported transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion  and  without  notice  to the  Certificateholder  of this
Certificate,  to  sell  this  Certificate  to  a  purchaser  selected  by  the
Depositor,  which  purchaser  may be the  Depositor,  or any  affiliate of the
Depositor, on such terms and conditions as the Depositor may choose.

      No  transfer  of this  Class R-I  Certificate  will be made  unless  the
Indenture Trustee has received either (i) an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the
Servicer  with  respect  to the  permissibility  of such  transfer  under  the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and
Section  4975 of the Internal  Revenue  Code (the  "Code") and stating,  among other things, that the transferee's  acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited  transaction under Section
406 of ERISA or Section 4975 of the Code or (ii) a representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an
employee  benefit  or  other  plan  subject  to  the  prohibited   transaction
provisions  of ERISA or  Section  4975 of the Code (a  "Plan"),  or any  other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates designated  as  GMACM  Home  Equity  Loan-Backed  Certificates  of the  Series
specified hereon (the "Certificates").

      The  Certificateholder  of this Certificate,  by its acceptance  hereof, agrees  that it will look  solely to the funds on deposit in the  Distribution
Account that have been  released  from the Lien of the  Indenture  for payment hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally  liable to the  Certificateholders  for any amount payable  under this  Certificate  or the  Agreement  or,  except as  expressly provided in the Agreement, subject to any liability under the Agreement.

      The  Certificateholder of this Certificate  acknowledges and agrees that its  rights to  receive  distributions  in  respect  of this  Certificate  are subordinated  to the rights of the  Noteholders  and the Enhancer as described in the Indenture.

      Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such  Certificateholder will not at any time institute against the Depositor,  or join in any institution  against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any United States  federal or state bankruptcy or similar law in connection with any  obligations  relating to the
Certificates, the Notes, the Agreement or any of the other Basic Documents.

      The  Agreement   permits  the  amendment  thereof  as  specified  below,
provided  that any  amendment be  accompanied  by an Opinion of Counsel to the
Owner  Trustee and the  Enhancer to the effect  that such  amendment  complies with the  provisions  of the  Agreement  and will not  cause  the  Trust to be subject to an entity  level tax.  If the purpose of any such  amendment  is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner  Trustee  shall be furnished  with a letter from each  Rating  Agency to the effect  that such  amendment  will not cause  a  Rating  Event,  determined  without  regard  to the  Policy.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state  taxes at any time that any  Security  is  Outstanding,  it shall not be necessary  to obtain the consent of the any  Certificateholder,  but the Owner
Trustee and the Enhancer  shall be  furnished  with an Opinion of Counsel that such  amendment  is  necessary  or helpful to prevent the  imposition  of such taxes and is not materially adverse to any  Certificateholder.  If the purpose of the  amendment  is to add or  eliminate  or  change  any  provision  of the
Agreement,  other  than as  specified  in the  preceding  two  sentences,  the amendment  shall  require  either (a) a letter from each Rating  Agency to the effect that such amendment will not cause a Rating Event,  determined  without regard to the Policy or (b) the  consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture  Trustee;
provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be distributed on any Certificate  without the consent of all  Certificateholders affected thereby, or (ii) reduce the aforesaid  percentage of Certificates the
Certificateholders  of which are  required  to consent  to any such  amendment without the consent of the  Certificateholders  of all such  Certificates then outstanding.

      As provided in the Agreement and subject to certain  limitations therein
set  forth,   the  transfer  of  this   Certificate  is  registerable  in  the
Certificate  Register upon surrender of this  Certificate for  registration of
transfer  at  the  Corporate  Trust  Office  of  the  Certificate   Registrar,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Certificate  Registrar duly executed by the  Certificateholder  hereof or such
Certificateholder's  attorney duly authorized in writing, and thereupon one or
more  new  Certificates  of  authorized   denominations  evidencing  the  same
Class and  aggregate  Percentage  Interest  will be issued  to the  designated transferee.  The initial  Certificate  Registrar appointed under the Agreement is the Owner Trustee.

      Except as provided in the Agreement,  the Certificates are issuable only in minimum  denominations  of a 10.0000%  Percentage  Interest and in integral multiples of a 0.0001% Percentage  Interest in excess thereof.  As provided in the  Agreement  and  subject to certain  limitations  therein  set forth,  the
Certificates   are   exchangeable   for   new   Certificates   of   authorized
denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

      No service charge will be made for any such  registration of transfer or exchange,  but the Owner  Trustee or the  Certificate  Registrar  may  require payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

      The  Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar and any agent of the Owner Trustee,  the  Certificate  Paying Agent, or the  Certificate  Registrar  may  treat  the  Person  in  whose  name  this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar or
any such agent shall be affected by any notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of Delaware.

      The obligations  created by the Agreement in respect of this Certificate and the Trust created thereby shall  terminate upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the Indenture and the Agreement.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed by an authorized  officer of the Owner Trustee,  or an authenticating agent by manual  signature,  this  Certificate  shall not be  entitled  to any benefit under the Agreement or be valid for any purpose.

                           [Signature Page Follows]

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Class R-I Certificate to be duly executed.

                                       GMACM HOME EQUITY LOAN TRUST 2006-HE5

                                       By:        WILMINGTON TRUST COMPANY,
                                              not in its  individual  capacity
                                              but solely as Owner Trustee

Dated: November 29, 2006               By: _________________________________
                                                 Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: ________________________________
        Authorized Signatory

or  __________________________________,
as Authenticating Agent of the Trust

By: _________________________________
        Authorized Signatory

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 _____________________________________________________________________________
                        (name and address of assignee)

the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing __________________________________________________
to transfer said Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:_____________________
                                  _____________________________________ */
                                            Signature Guaranteed:

                                       ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                          DISTRIBUTION INSTRUCTIONS

      The assignee  should  include the following for the  information  of the
Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to      ______________________________________for       the      account      of
______________________________,  account number _________________, or, if mailed by check, to________________________.

      Applicable        statements       should       be       mailed       to
_________________________________.

                                       ________________________________
                                       Signature of assignee or agent
                                       (for authorization of wire
                                       transfer only)

                                 EXHIBIT I-2

                        FORM OF CLASS R-II CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986 (THE "CODE").

NO  TRANSFER  OF  THIS  CERTIFICATE  MAY BE  MADE TO ANY  PERSON,  UNLESS  THE
TRANSFEREE  PROVIDES  EITHER A  CERTIFICATION  PURSUANT TO SECTION 3.05 OF THE
AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY TO THE SERVICER,  THE COMPANY
AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  WILL NOT CONSTITUTE OR
RESULT  IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406  OF THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT THE  SERVICER,  THE COMPANY OR
THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN
THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE
ONLY IF THE PROPOSED  TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER
AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY
STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES,
OR ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN
INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS  ACTIVITIES ARE SUBJECT
TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS IS NOT
SELECTED  BY  SUCH  GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY
INTERNATIONAL ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE
FOREGOING,  (C) ANY  ORGANIZATION  (OTHER THAN CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY
CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED
BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511 OF THE
CODE ON UNRELATED  BUSINESS TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE
COOPERATIVES  DESCRIBED IN SECTION  1381(a)(2)(C) OF THE CODE, (E) AN ELECTING
LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED
IN THE FOREGOING  CLAUSES (A),  (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO
AS  A  "DISQUALIFIED  ORGANIZATION"),  OR  (F)  AN  AGENT  OF  A  DISQUALIFIED
ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE  ASSESSMENT OR
COLLECTION  OF TAX  AND  (3)  SUCH  TRANSFEREE  SATISFIES  CERTAIN  ADDITIONAL
CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.
NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
OR AN AGENT OF A DISQUALIFIED ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED
TO BE OF NO LEGAL  FORCE OR EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE
DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
NOT  LIMITED  TO,  THE  RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH
HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-II Certificate

Percentage Interest: 100%

Cut-Off Date:  November 1, 2006

Date of Trust Agreement:  November 29, 2006

First Payment Date:  December 26, 2006

Final Payment Date: February 27, 2037

          GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2006-HE5

             evidencing a fractional undivided interest in GMACM
              Home Equity Loan Trust 2006-HE5 (the "Trust"), the
             property of which consists primarily of the Mortgage
                                    Loans.

      This  Certificate is payable solely from the assets of the Trust Estate, and does not  represent an  obligation  of or interest in the  Depositor,  the
Sellers,  the Servicer,  the Indenture  Trustee or the Owner Trustee or any of
their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any governmental agency or instrumentality or by the Depositor,  the Sellers,  the
Servicer,  the  Indenture  Trustee  or the  Owner  Trustee  or  any  of  their affiliates.  None of the Depositor,  the Sellers, the Servicer,  the Indenture
Trustee  or the  Owner  Trustee  or any of  their  Affiliates  will  have  any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that GMAC  Mortgage,  LLC is the registered  owner of the
Certificate  Percentage  Interest  evidenced by this Certificate (as set forth on the face  hereof)  in  certain  distributions  with  respect  to the  Trust
Estate,  consisting  primarily of the Mortgage  Loans,  created by Residential
Asset  Mortgage  Products,  Inc.  (the  "Depositor").  The Trust  (as  defined herein) was created  pursuant to a trust  agreement  dated as of November  29,
2006  (as  amended  and  supplemented  from  time to time,  the  "Agreement"), between the  Depositor and  Wilmington  Trust  Company,  as owner trustee (the
"Owner   Trustee,"  which  term  includes  any  successor   entity  under  the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  Capitalized  terms  used  herein  that  are  not  otherwise defined  shall  have  the  meanings  ascribed  thereto  in  Appendix  A to the indenture  dated as of November 29, 2006,  between the Trust and the Indenture
Trustee.  This  Certificate  is issued  under  and is  subject  to the  terms,
provisions  and  conditions  of  the   Agreement,   to  which   Agreement  the
Certificateholder  of this  Certificate  by  virtue of the  acceptance  hereof assents and by which such Certificateholder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each March, June,  September and December or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the "Payment
Date"),  commencing on the first Payment Date specified  above,  to the Person in whose name this  Certificate  is registered at the close of business on the last  day (or if  such  last  day is not a  Business  Day,  the  Business  Day immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate  (based on the Percentage  Interest stated on the face hereon) of the amount,  if any,  required to be distributed to Certificateholders  of Certificates on such Payment Date.  Distributions on this  Certificate will be made as provided in the Agreement by the Certificate
Paying  Agent by wire  transfer or check  mailed to the  Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this Certificate or the making of any notation hereon.

      Except as otherwise  provided in the Agreement and  notwithstanding  the above,  the final  distribution  on this  Certificate  will be made  after due notice by the  Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the Corporate
Trust  Office  of  the  Certificate   Registrar.   This   Certificate  has  no
Certificate Balance.

      Each  Certificateholder  of  this  Certificate  will be  deemed  to have agreed  to be bound by the  restrictions  set  forth in the  Agreement  to the effect that (i) each person  holding or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a Permitted  Transferee,
(ii) the  transfer  of any  Ownership  Interest  in this  Certificate  will be conditioned  upon the  delivery  to the  Indenture  Trustee  of,  among  other things,  an  affidavit  to the effect  that it is a United  States  Person and
Permitted  Transferee,  (iii)  any  attempted  or  purported  transfer  of any
Ownership  Interest in this Certificate in violation of such restrictions will be  absolutely  null  and  void  and  will  vest no  rights  in the  purported transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion  and  without  notice  to the  Certificateholder  of this
Certificate,  to  sell  this  Certificate  to  a  purchaser  selected  by  the
Depositor,  which  purchaser  may be the  Depositor,  or any  affiliate of the
Depositor, on such terms and conditions as the Depositor may choose.

      No  transfer  of this  Class R-II  Certificate  will be made  unless the
Indenture Trustee has received either (i) an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the
Servicer  with  respect  to the  permissibility  of such  transfer  under  the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  and
Section  4975 of the Internal  Revenue  Code (the  "Code") and stating,  among other things, that the transferee's  acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited  transaction under Section
406 of ERISA or Section 4975 of the Code or (ii) a representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an
employee  benefit  or  other  plan  subject  to  the  prohibited   transaction
provisions  of ERISA or  Section  4975 of the Code (a  "Plan"),  or any  other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan)  acting,  directly or  indirectly,  on behalf of or  purchasing  any
Certificate with "plan assets" of any Plan.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates designated  as  GMACM  Home  Equity  Loan-Backed  Certificates  of the  Series
specified hereon (the "Certificates").

      The  Certificateholder  of this Certificate,  by its acceptance  hereof, agrees  that it will look  solely to the funds on deposit in the  Distribution
Account that have been  released  from the Lien of the  Indenture  for payment hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally  liable to the  Certificateholders  for any amount payable  under this  Certificate  or the  Agreement  or,  except as  expressly provided in the Agreement, subject to any liability under the Agreement.

      The  Certificateholder of this Certificate  acknowledges and agrees that its  rights to  receive  distributions  in  respect  of this  Certificate  are subordinated  to the rights of the  Noteholders  and the Enhancer as described in the Indenture.

      Each  Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such  Certificateholder will not at any time institute against the Depositor,  or join in any institution  against the Depositor or the Trust of, any  bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other  proceedings  under any United States  federal or state bankruptcy or similar law in connection with any  obligations  relating to the
Certificates, the Notes, the Agreement or any of the other Basic Documents.

      The  Agreement   permits  the  amendment  thereof  as  specified  below,
provided  that any  amendment be  accompanied  by an Opinion of Counsel to the
Owner  Trustee and the  Enhancer to the effect  that such  amendment  complies with the  provisions  of the  Agreement  and will not  cause  the  Trust to be subject to an entity  level tax.  If the purpose of any such  amendment  is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner  Trustee  shall be furnished  with a letter from each  Rating  Agency to the effect  that such  amendment  will not cause  a  Rating  Event,  determined  without  regard  to the  Policy.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state  taxes at any time that any  Security  is  Outstanding,  it shall not be necessary  to obtain the consent of the any  Certificateholder,  but the Owner
Trustee and the Enhancer  shall be  furnished  with an Opinion of Counsel that such  amendment  is  necessary  or helpful to prevent the  imposition  of such taxes and is not materially adverse to any  Certificateholder.  If the purpose of the  amendment  is to add or  eliminate  or  change  any  provision  of the
Agreement,  other  than as  specified  in the  preceding  two  sentences,  the amendment  shall  require  either (a) a letter from each Rating  Agency to the effect that such amendment will not cause a Rating Event,  determined  without regard to the Policy or (b) the  consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture  Trustee;
provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be distributed on any Certificate  without the consent of all  Certificateholders affected thereby, or (ii) reduce the aforesaid  percentage of Certificates the
Certificateholders  of which are  required  to consent  to any such  amendment without the consent of the  Certificateholders  of all such  Certificates then outstanding.

      As provided in the Agreement and subject to certain  limitations therein
set  forth,   the  transfer  of  this   Certificate  is  registerable  in  the
Certificate  Register upon surrender of this  Certificate for  registration of
transfer  at  the  Corporate  Trust  Office  of  the  Certificate   Registrar,
accompanied by a written  instrument of transfer in form  satisfactory  to the
Certificate  Registrar duly executed by the  Certificateholder  hereof or such
Certificateholder's  attorney duly authorized in writing, and thereupon one or
more  new  Certificates  of  authorized   denominations  evidencing  the  same
Class and  aggregate  Percentage  Interest  will be issued  to the  designated transferee.  The initial  Certificate  Registrar appointed under the Agreement is the Owner Trustee.

      Except as provided in the Agreement,  the Certificates are issuable only in minimum  denominations  of a 10.0000%  Percentage  Interest and in integral multiples of a 0.0001% Percentage  Interest in excess thereof.  As provided in the  Agreement  and  subject to certain  limitations  therein  set forth,  the
Certificates   are   exchangeable   for   new   Certificates   of   authorized
denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

      No service charge will be made for any such  registration of transfer or exchange,  but the Owner  Trustee or the  Certificate  Registrar  may  require payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

      The  Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar and any agent of the Owner Trustee,  the  Certificate  Paying Agent, or the  Certificate  Registrar  may  treat  the  Person  in  whose  name  this
Certificate  is registered  as the owner hereof for all purposes,  and none of the Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar or
any such agent shall be affected by any notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of Delaware.

      The obligations  created by the Agreement in respect of this Certificate and the Trust created thereby shall  terminate upon the final  distribution of all moneys or other  property or proceeds  of the Trust  Estate in  accordance with the terms of the Indenture and the Agreement.

      Unless  the  certificate  of  authentication   hereon  shall  have  been
executed by an authorized  officer of the Owner Trustee,  or an authenticating agent by manual  signature,  this  Certificate  shall not be  entitled  to any benefit under the Agreement or be valid for any purpose.

                           [Signature Page Follows]

      IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual capacity,  has caused this Class R-II Certificate to be duly executed.

                                       GMACM HOME EQUITY LOAN TRUST 2006-HE5

                                       By:        WILMINGTON TRUST COMPANY,
                                              not in its  individual  capacity
                                              but solely as Owner Trustee

Dated: November 29, 2006               By: __________________________________
                                                 Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: _________________________________
        Authorized Signatory

or __________________________________,
as Authenticating Agent of the Trust

By:
        Authorized Signatory

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 _____________________________________________________________________________
                        (name and address of assignee)

the  within  Certificate,  and  all  rights  thereunder,   hereby  irrevocably
constituting and appointing __________________________________________________
to transfer said Certificate on the books of the Certificate  Registrar,  with full power of substitution in the premises.

Dated:_____________________
                                  _____________________________________ */
                                            Signature Guaranteed:

                                       ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                          DISTRIBUTION INSTRUCTIONS

      The assignee  should  include the following for the  information  of the
Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately  available funds
to      ______________________________________for       the      account      of
______________________________,  account number _________________, or, if mailed by check, to________________________.

      Applicable        statements       should       be       mailed       to
_________________________________.

                                       ________________________________
                                       Signature of assignee or agent
                                       (for authorization of wire
                                       transfer only)

                                 EXHIBIT J-1
                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )

                           )   ss.:

COUNTY OF                  )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

(1)   That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Home Equity Loan-Backed Certificates, Series 2006-HE5,
Class R-[  ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
____________________________] [the United States], on behalf of which he makes this affidavit and agreement.

(2)   That the Owner (i) is not and will not be a "disqualified organization"
or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of
1986, as amended (the "Code") or an electing large partnership under Section
775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the
Class R-[  ] Certificates, and (iii) is acquiring the Class R-[  ]
Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the
Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives)
that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

(3)   That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[  ] Certificates may be
"noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

(4)   That the Owner is aware of the tax imposed on a "pass-through entity"
holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

(5)   The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

(6)   That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

(7)   That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 3.05 of the Trust
Agreement under which the Class R-[  ] Certificates were issued (in particular, clause (i)(A) and (i)(B) of Section 3.05 which authorize the
Certificate Registrar to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Servicer Trustee in the event the Owner holds such Certificates in violation of Section 3.05).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

(8)   That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[  ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

(9)   The Owner's Taxpayer Identification Number is___________________.

(10)  This affidavit and agreement relates only to the Class R-[  ]
Certificates held by the Owner and not to any other holder of the Class R-[
]Certificates.  The Owner understands that the liabilities described herein relate only to the Class R-[  ] Certificates.

(11)  That no purpose of the Owner relating to the transfer of any of the
Class R-[  ] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

(12)  That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the
Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[  ]
Certificate that the Owner intends to pay taxes associated with holding such
Class R-[  ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[
] Certificate.

(13)  That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[  ] Certificates remain outstanding.

(14)  The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal
Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________,
____________.

                                    [NAME OF OWNER]

                                    By: _________________________
                                         [Name of Officer]
                                         [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ____ day of __________,
____________.

                    NOTARY PUBLIC

                   COUNTY OF
                   STATE OF
                   My Commission expires the ____  day of  _____, 20___ .

                                 EXHIBIT J-2

                        FORM OF TRANSFEROR CERTIFICATE

                             ______________, 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

            Re:   GMACM Home Equity Loan-Backed Term Notes,
                  Series 2006-HE5, Class R

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by _____________________________________________________________________ (the
"Seller") to ________________________________________________________________
(the "Purchaser") of $ ________________________________ Initial Certificate
Principal Balance of GMACM Home Loan Backed Pass-Through Certificates, Series
2006-HE5, Class R-[  ] (the "Certificates"), pursuant to Section 3.05 of the
Trust Agreement (the "Trust Agreement"), dated as of November 29, 2006 among
Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC
Mortgage, LLC, as servicer, and Wilmington Trust Company, as owner trustee
(the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

(15)  No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

(16)  The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit J-1.  The Seller does not know or believe that any representation contained therein is false.

(17)  The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by
Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R-[
] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

(18)  The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:______________________________